         As Filed with the Securities and Exchange Commision on November 1, 2000
                                                              File Nos. 33-15672
                                                                        811-5140

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                                                                     [X]
                      POST-EFFECTIVE AMENDMENT NO. 14

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                     [X]

                             AMENDMENT NO. 20
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                           (EXACT NAME OF REGISTRANT)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-8050

                        RONALD J. BOCAGE, ESQUIRE
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              JOHN HANCOCK PLACE
                               BOSTON, MA 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X] on November 1, 2000 pursuant to paragraph (b) of Rule 485
    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

  Pursuant to the provisions of Rule 24f-2, Registrant has registered an indef-inite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

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                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Condensed Financial Information
  5. General Description of         John Hancock, The Account and the Series
      Registrant, Depositor and      Fund; Voting Privileges; Distribution of
      Portfolio Companies.........   the Contracts
  6. Deductions...................  Charges Under The Annuity Contracts
  7. General Description of         The Variable Annuity; The Contracts; The
      Variable Annuity Contracts..   Accumulation Period; Miscellaneous
                                     Provisions; Changes in Applicable Law-
                                     Funding and Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract         The Contracts; The Accumulation Period; The
      Values......................   Annuity Period; Variable Account Valuation
                                     Procedures; Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions; Summary Information
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of Additional       Table of Contents of Statement of
      Information.................   Additional Information

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                              CROSS REFERENCE SHEET


                                        Statement of Additional
Form N-4 Item                           Information Caption
-------------                           -----------------------

15. Cover Page......................... Cover Page

16. Table of Contents.................. Table of Contents

17. General Information and
     History........................... Not Applicable

18. Services........................... Services Agreement

19. Purchase of Securities Being
     Offered........................... Not Applicable

20. Underwriters....................... Not Applicable

21. Calculation of Performance
     Data.............................. Calculation of Performance Data

22. Annuity Payments................... Calculation of Annuity Payments

23. Financial Statements............... Separate Account Financial Statements

                     PROSPECTUS DATED NOVEMBER 1, 2000

                       ACCOMMODATOR 2000 VARIABLE ANNUITY
an individual deferred combination fixed and variable annuity contract issued by
                John Hancock Life Insurance Company  ("John Hancock")


  The contract enables you to earn fixed rates of interest that we declare under our fixed investment option and investment-based returns in the following variable investment options:

VARIABLE INVESTMENT OPTION      MANAGED BY
--------------------------      ----------
--------------------------------------------------------------------------------------
  Managed . . . . . . . .       Independence Investment Associates, Inc. and
Capital
                                 Guardian        Trust Company
  Growth & Income . . . .       Independence Investment Associates, Inc. and
Putnam
                                 Investment Management, Inc.
  Equity Index . . . . .        State Street Global Advisors
  Large Cap Value . . . .       T. Rowe Price Associates, Inc.
  Large Cap Growth . . .        Independence Investment Associates, Inc.
  Mid Cap Value . . . . .       Neuberger Berman, LLC
  Mid Cap Growth . . . .        Janus Capital Corporation
  Real Estate Equity . .        Independence Investment Associates, Inc. and
Morgan
                                 Stanley Dean Witter Investment Management, Inc.
  Small/Mid Cap CORE/sm/        Goldman Sachs Asset Management
  Small/Mid Cap Growth .        Wellington Management Company, LLP
  Small Cap Equity. . .         Capital Guardian Trust Company
  Small Cap Growth . . .  . .   John Hancock Advisers, Inc.
  Global Balanced . . . .       Capital Guardian Trust Company
  International Equity Index.   Independence International Associates, Inc.
  International Opportunities   T. Rowe Price International, Inc.
  Emerging Markets Equity. .    Morgan Stanley Dean Witter Investment
Management, Inc.
  Short-Term Bond . . . .       Independence Investment Associates, Inc.
  Bond Index . . . . . .        Mellon Bond Associates, LLP
  Active Bond . . . . . .       John Hancock Advisers, Inc.
  High Yield Bond . . . .       Wellington Management Company, LLP
  Global Bond . . . . . .       Capital Guardian Trust Company
  Money Market . . . . .        John Hancock Life Insurance Company
--------------------------------------------------------------------------------------


      Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

    The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I ("the Trust"). In this prospectus, the investment
options of the Trust are referred to as "funds."   In the prospectuses for the
Trust, the investment options may also be referred to as "funds", "portfolios" or "series."

  The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust. The Trust prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

  For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction.
 We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interestes in our general account are registered with the SEC or subject to the Federal securities laws.

  We refer to the variable investment options and the fixed investment option together as investment options.


                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trust's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.


                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated November 1, 2000. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 33.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................27
  Annuitant............................................10
  Annuity payments.....................................34
  Annuity period.......................................13
  Contract year........................................11
  Date of issue........................................11
  Date of maturity.....................................24
  Free withdrawal amount...............................17
  Funds................................................2
  Fixed investment option..............................2
  Investment options...................................2
  Premium payments.....................................10
  Surrender............................................17
  Surrender value ......................................19
  Variable investment options..........................cover
  Withdrawal...........................................17
  Withdrawal charge ....................................17

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .Maximum Withdrawal Charge (as % of amount withdrawn)  8.5%

     .Annual Contract  Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

     .Mortality and Expense Risk Charge                  0.90%
     .Administrative Services Charge                     0.35%
                                                         -----
     .Total Annual Contract Charge                       1.25%

      These annual contract expenses don't apply to amounts held in the fixed investment options.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Note appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the contracts, and those expenses may vary from year to year.

                              Investment  Other Operating  Total Fund   Other
Operating
                              Management   Expenses With   Operating
Expenses Absent
Fund Name                         Fee      Reimbursement    Expenses
Reimbursement
---------                     ----------  ---------------  ----------
 ------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1):
Managed . . . . . . . . . .     0.67%          0.03%         0.70%
0.03%
Growth & Income . . . . . .     0.67%          0.03%         0.70%
0.03%
Equity Index  . . . . . . .     0.14%          0.00%         0.14%
0.08%
Large Cap Value . . . . . .     0.74%          0.10%         0.84%
0.11%
Large Cap Growth  . . . . .     0.36%          0.03%         0.39%
0.03%
Mid Cap Value . . . . . . .     0.80%          0.10%         0.90%
0.12%
Mid Cap Growth  . . . . . .     0.82%          0.10%         0.92%
0.11%
Real Estate Equity  . . . .     1.01%          0.10%         1.11%
0.10%
Small/Mid Cap CORE/sm/  . .     0.80%          0.10%         0.90%
0.66%
Small/Mid Cap Growth  . . .     0.75%          0.10%         0.85%
0.10%
Small Cap Equity *  . . . .     0.90%          0.10%         1.00%
0.16%
Small Cap Growth  . . . . .     0.75%          0.10%         0.85%
0.14%
Global Balanced * . . . . .     1.05%          0.10%         1.15%
0.46%
International Equity Index      0.16%          0.10%         0.26%
0.22%
International Opportunities     0.87%          0.10%         0.97%
0.29%
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1) -
 CONTINUED:
Emerging Markets Equity . .     1.27%          0.10%         1.37%
2.17%
Short-Term Bond . . . . . .     0.30%          0.10%         0.40%
0.13%
Bond Index  . . . . . . . .     0.15%          0.10%         0.25%
0.20%
Active Bond * . . . . . . .     0.61%          0.03%         0.64%
0.03%
Global Bond . . . . . . . .     0.85%          0.10%         0.95%
0.15%
High Yield Bond . . . . . .     0.65%          0.10%         0.75%
0.39%
Money Market  . . . . . . .     0.25%          0.06%         0.31%
0.06%

NOTE TO ANNUAL FUND EXPENSES

  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999 and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Managed, Growth & Income,
     Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond and Global Bond funds have approved new management fee schedules, which apply to these funds effective November 1, 2000. The investment management fee percentages for each of these funds is calculated as if those new fee schedules were in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999.

   * Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced", and Active Bond was formerly "Sovereign Bond."

  "CORE/sm/" is a service mark of Goldman, Sachs & Co./ /


EXAMPLES


  The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 1999, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

  If you "surrender" (turn in) your contract at the end of the applicable period, you would pay:


                                 1 YEAR   3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
Managed                         $  97     $131     $163     $236
----------------------------------------------------------------------
Growth & Income                 $  97     $131     $163     $236
----------------------------------------------------------------------
Equity Index                    $  91     $114     $134     $176
----------------------------------------------------------------------
Large Cap Value                 $  99     $135     $170     $250
----------------------------------------------------------------------
Large Cap Growth                $  94     $122     $147     $203
----------------------------------------------------------------------
Mid Cap Value                   $  99     $137     $173     $256
----------------------------------------------------------------------
Mid Cap Growth                  $  99     $138     $174     $258
----------------------------------------------------------------------
Real Estate Equity              $101      $144     $184     $278
----------------------------------------------------------------------
Small/Mid Cap Growth            $  99     $136     $171     $251
----------------------------------------------------------------------
Small/Mid Cap CORE              $  99     $137     $173     $256
----------------------------------------------------------------------
Small Cap Equity                $100      $140     $179     $267
----------------------------------------------------------------------
Small Cap Growth                $  99     $136     $171     $251
----------------------------------------------------------------------
International Opportunities II  $100      $140     $179     $267
----------------------------------------------------------------------
Global Balanced                 $102      $145     $186     $282
----------------------------------------------------------------------
International Equity Index      $  93     $118     $141     $189
----------------------------------------------------------------------
International Opportunities     $100      $139     $177     $264
Opportunities
----------------------------------------------------------------------
Emerging Markets Equity         $104      $151     $197     $303
----------------------------------------------------------------------
Short-Term Bond                 $  94     $122     $148     $204
----------------------------------------------------------------------
Bond Index                      $  93     $117     $140     $188
----------------------------------------------------------------------
Active Bond                     $  96     $129     $160     $230
----------------------------------------------------------------------
Global Bond                     $100      $139     $176     $262
----------------------------------------------------------------------
High Yield Bond                 $  98     $133     $166     $241
----------------------------------------------------------------------
Money Market                    $  93     $119     $143     $194
----------------------------------------------------------------------

  If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:


                                 1 YEAR   3 YEARS  5 YEARS    10 YEARS
-----------------------------------------------------------------------
Managed                          $21      $64      $109      $236
-----------------------------------------------------------------------
Growth & Income                  $21      $64      $109      $236
-----------------------------------------------------------------------
Equity Index                     $15      $46      $ 80      $176
-----------------------------------------------------------------------
Large Cap Value                  $22      $68      $116      $250
-----------------------------------------------------------------------
Large Cap Growth                 $17      $54      $ 93      $203
-----------------------------------------------------------------------
Mid Cap Value                    $23      $70      $119      $256
-----------------------------------------------------------------------
Mid Cap Growth                   $23      $70      $120      $258
-----------------------------------------------------------------------
Real Estate Equity               $25      $76      $130      $278
-----------------------------------------------------------------------
Small/Mid Cap Growth             $22      $68      $117      $251
-----------------------------------------------------------------------
Small/Mid Cap CORE               $23      $70      $119      $256
-----------------------------------------------------------------------
Small Cap Equity                 $24      $73      $125      $267
-----------------------------------------------------------------------
Small Cap Growth                 $22      $68      $117      $251
-----------------------------------------------------------------------
International Opportunities II   $24      $73      $125      $267
-----------------------------------------------------------------------
Global Balanced                  $25      $77      $132      $282
-----------------------------------------------------------------------
International Equity Index       $16      $50      $ 87      $189
-----------------------------------------------------------------------
International Opportunities      $23      $72      $123      $264
OpportunitiesOpportunities
-----------------------------------------------------------------------
Emerging Markets Equity          $27      $84      $143      $303
-----------------------------------------------------------------------
Short-Term Bond                  $18      $55      $  94     $204
-----------------------------------------------------------------------
Bond Index                       $16      $50      $  86     $188
-----------------------------------------------------------------------
Active Bond                      $20      $62      $106      $230
-----------------------------------------------------------------------
Global Bond                      $23      $71      $122      $262
-----------------------------------------------------------------------
High Yield Bond                  $21      $65      $112      $241
-----------------------------------------------------------------------
Money Market                     $17      $52      $ 89      $194
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                                BASIC INFORMATION


  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             STARTING ON PAGE
  --------                                             ----------------

What is the contract?. . . . . . . . . . . . . . . .10

Who owns the contract?. . . . . . . . . . . . . . . 10

Is the owner also the annuitant?. . . . . . . . . . 10

How can I invest money in a contract?. . . . . . . .10

How will the value of my investment in the contract change over time? 12

What annuity benefits does the contract provide?. . 13

To what extent can John Hancock vary the terms and conditions of its contracts in particular cases?. . . . . . . . .13

What are the tax consequences of owning a contract?.13

Can I change my contract's investment options?. . . 14

What fees and charges will be deducted from my contract? 16

How can I withdraw money from my contract?. . . . . 19

What happens if the annuitant dies before my contract's date of maturity? 20

Can I return my contract?. . . . . . . . . . . . . .20

 WHAT IS THE CONTRACT?

  The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.


 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

  We call the investments you make in your contract premiums or premium payments. You need at least a $1,000 initial premium payment to purchase a contract. Each subsequent scheduled premium payment, payable on a monthly basis must be at least $50. If subsequent payments are scheduled to be made less verdantly, such premium payments must total at least $600 annually, unless otherwise

     . required by the terms of a plan or arrangement with your employer or organization, or

     . permitted by us.

 If you fail to make a scheduled premium payment within 31 days after its due date, you contract will nevertheless remain in force as a paid up annuity.

Applying for a contract

  An authorized representative of the John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

  You can make premium payments of up to $500,000 in any one contract year ($50,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $500,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

  We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

Ways to make premium payments

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at one of the addresses shown on page 2 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

  Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 18.

  Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

  Under current practice, we credit interest to amounts allocated to the fixed investment option. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

  At any time before the date of maturity, the total value of your contract equals

     . the total amount you invested,

     . minus all charges we deduct,

     . minus all withdrawals you have made,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in the fixed investment option.

 WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.
 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page 23, for information about all of these choices you can make.

 TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF ITS CONTRACTS IN PARTICULAR CASES?

  Insurance laws and regulations apply to John Hancock in every state in which its annuity contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals)

 . full withdrawal ("surrender")

 . payment of death benefit proceeds as a single sum upon the annuitant's death

 . periodic payments under one of our annuity payment options

  How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

 . the type of the distribution

 . when the distribution is made

 . the nature of any tax-qualified retirement plan for which the contract is being used

 . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH AN INDIVIDUAL RETIREMENT ANNUITY PLAN OR OTHER TAX-QUALIFIED RETIREMENT PLAN, ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

 CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of premium payments

  When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  At any one time, you may invest in up to 10 of the 24 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. We reserve the right to assess a charge of up to $25 for transfer beyond the first 12 transfers per year. A number of restrictions apply to transfers in general.

   You may NOT

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $500,000 in a contract year into any one variable investment option, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once.

  In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may NOT

     . transfer assets to or from the fixed investment option during the annuity period,

     . transfer assets into the fixed investment option on or within 30 days prior to your contract's date of maturity,

     . transfer or deposit (exclusive of the initial premium payment) more than $50,000 into the fixed investment option during a contract year,

     . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option, or

     . transfer out of the fixed investment option more than once during a contract year and only within 10 days before or after the anniversary of your contract's issuance ("contract anniversary").

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page

2.  Your request should include

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 0.90% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options.

Annual contract fee

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Here's how we determine the charge:  In any contract year after the first, you
  ----------------------------------
may withdraw, free of charge, up to 10% of the difference between:

     . the premium payments made prior to the beginning of the contract year, and

     . any partial withdrawals made prior to the beginning of the contract year.

   We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more                               0%
------------------------------------------------------------
  6 but less than 7 . . . . . . . . .     3.0%
------------------------------------------------------------
  5 but less than 6 . . . . . . . . .     4.5%
------------------------------------------------------------
  4 but less than 5 . . . . . . . . .     6.0%
------------------------------------------------------------
  1 but less than 4 . . . . . . . . .     7.5%
------------------------------------------------------------
  less than 1 . . . . . . . . . . . .     8.5%
------------------------------------------------------------

  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
  ------------------------------------------
proportionally from each investment option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit; or

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax-qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, Inc. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf either:

     .  a pension plan qualified under Section 401(k) of the Internal
       Revenue Code of 1986 or

     . a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

   The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The surrender value of a contract is the total value of a contract, minus the
                                                                      -----
annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
26. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your
                                        --------------
investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $50, or

     . if the remaining total value of your contract would be less than $1,000.

 If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Guaranteed minimum death benefit

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit. If the death occurs before the contract anniversary nearest the annuitant's 65th birthday, we will pay the greater of:

     . the total value of your contract, or

     . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

 If the death occurs on or after the contract anniversary nearest the annuitant's 65th birthday, we will pay an amount equal to the total value of your contract.

  We calculate the death benefit as of the day we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 24.

 CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states and for contracts issued as "IRAs" ) after you receive it. To cancel your contract, simply deliver or mail it to:

     . John Hanock at one of the addresses shown on page 2, or

     . the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA", you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 9 through 20.

  CONTENTS OF THIS SECTION                              STARTING ON PAGE

  Description of John Hancock. . . . . . . . . . . .22

  Who should purchase a contract. . . . . . . . . . 22

  How we support the variable investment options. . 21

  The accumulation period. . . . . . . . . . . . . .23

  Payment of death benefits. . . . . . . . . . . . .23

  The annuity period. . . . . . . . . . . . . . . . 24

  Variable investment option valuation procedures. .26

  Distribution requirements following death of owner 26

  Miscellaneous provisions. . . . . . . . . . . . . 27

  Tax information. . . . . . . . . . . . . . . . . .27

  Performance information. . . . . . . . . . . . . .32

  Reports. . . . . . . . . . . . . . . . . . . . . .33

  Voting privileges. . . . . . . . . . . . . . . . .33

  Certain changes. . . . . . . . . . . . . . . . . .33

  Distribution of contracts. . . . . . . . . . . . .34

  Experts. . . . . . . . . . . . . . . . . . . . . .34

  Registration statement. . . . . . . . . . . . . . 34

  Condensed financial information . . . . . . . . . .35

  Appendix - Examples of withdrawal charge calculation 38

 DESCRIPTION OF JOHN HANCOCK

 We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000, we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 1999, we had more than $ 71 billion of assets.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 27. We also designed the contracts for purchase under:

     . traditional individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code;

     . non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
       Section 408A of the Code;

     . SIMPLE IRA plans adopted under Section 408(p) of the Code;

     . Simplified Employee Pension plans ("SEPs") adopted under Section
       408(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;

     . deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code; and

     . pension or profit-sharing plans qualified under section 401(a) of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account V (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trust's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities.
 These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 THE ACCUMULATION PERIOD

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.
 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

number of accumulation units in the variable
investment options
                    TIMES
value of one accumulation unit for the
applicable variable investment option that
time
---------------------------------------------


Your value in the fixed investment option

  On any date, the total value of your contract in the fixed investment option equals:

     . the amount of premium payments or transferred amounts allocated to the fixed investment option, MINUS

     . the amount of any withdrawals or transfers paid out of the fixed investment option, PLUS

     . interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, MINUS

     . the amount of any charges and fees deducted from fixed investment option.

 THE ANNUITY PERIOD

Date of maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract and

     . no later than the maximum age specified in your contract.

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however.
 Also, if you are selecting or changing your date of maturity for a contract issued under a tax-qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 27.)

Choosing fixed or variable annuity payments

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 25).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

    If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   Assumed investment rate

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.
 We then multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

  Two basic annuity options are available:

  Option A:  life annuity with payments for a guaranteed period:  We will make
  -------------------------------------------------------------
monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  Option B:  life annuity without further payment on death of payee:  We will
  -----------------------------------------------------------------
make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.


 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

  The Code imposes very similar distribution requirements on contracts used to fund tax-qualified plans. We provide the required provisions for tax-qualified plans in separate disclosures and endorsements.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.


 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
     .if the contract's designated beneficiary is
       your surviving spouse, your spouse may continue
       the contract in force as the owner.
     .
       if the beneficiary is not your surviving spouse
       OR if the beneficiary is your surviving spouse
       but chooses not to continue the contract, the
       entire interest (as discussed below) in the
       contract on the date of your death must be:
     (1)paid out in full within five years of your
       death or
     (2)
       applied in full towards the purchase of a life
       annuity on the beneficiary with payments
       commencing within one year of your death
  If you are the annuitant, as well as the owner, the
entire interest in the contract on the date of your death
equals the death benefit that then becomes payable.  If
you are the owner but not the annuitant, the entire
interest equals
     .the surrender value if paid out in full within
       five years of your death, or
     .the total value of your contract applied in
       full towards the purchase of a life annuity on
       the beneficiary with payments commencing within
       one year of your death.
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN
     .any remaining amount that we owe must be paid
       out at least as rapidly as under the method of
       making annuity payments that is then in use.
----------------------------------------------------------

 MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary.

 You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     . the any action taken prior to receipt of the notice, and

     . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 TAX INFORMATION

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.

 Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax-qualified plan

  Undistributed gains:   We believe the contracts will be considered annuity
  -------------------
contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

  Annuity payments:  When we make payments under a contract in the form of an
  ----------------
annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

  Surrenders and withdrawals before the date of maturity:   When we make a
  ------------------------------------------------------
single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above).
 Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

  Penalty for premature withdrawals:  The taxable portion of any withdrawal or
  ---------------------------------
single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

  Puerto Rico annuity contracts not purchased to fund a tax qualified plan:
  ------------------------------------------------------------------------
 Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully
recovered.  Thereafter, all distributions are fully taxable.   Distributions
after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified
Contract is included in gross income.   Puerto Rico does not currently impose an
early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax-qualified plan

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

  Withholding on rollover distributions:  The tax law requires us to withhold
  -------------------------------------
20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

  Contracts purchased as traditional IRAs:  A traditional individual retirement
  ---------------------------------------
annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of (a)
100% of compensation includable in your gross income, or   (b) $2,000 per year.
You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return. The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income".

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

  Contracts purchased as Roth IRAs:  In general, you may make purchase payments
  --------------------------------
of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You can convert a traditional IRA to a Roth IRA, unless:

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

 The $2,000 Roth IRA contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

  Contracts purchased under SIMPLE IRA plans:  In general, a small business
  ------------------------------------------
employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

  Contracts purchased under Simplified Employee Pension plans (SEPs):  SEPs are
  ------------------------------------------------------------------
employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year
2000).

  Contracts purchased under Section 403(b) plans:  Under these tax-sheltered
  ----------------------------------------------
annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

 . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

 . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

 . is subject to certain other limits (described in Section 415 of the Code).

  When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section
  403(b).

  Contracts purchased under government deferred compensation plans: You can
  ----------------------------------------------------------------
exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality of a state or political subdivision of a state, or

 . a tax-exempt organization.

  As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

   In general, the maximum amount of compensation you can defer under such tax-favored plans equals the lesser of:

 . $8,000 or

 . 33 1/3 % of your "includible income" (as defined in the Code).

   The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to the earliest of (a) the calendar year in which you attain age 70 1/2 , (b) your separation from service, or (c) an unforeseeable emergency, and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

 If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

  Contracts purchased for pension and profit sharing plans qualified under
  ------------------------------------------------------------------------
Section 401(a):  In general, an employer may deduct from its taxable income
--------------
premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/ 2 or, if later, retires.

  Contracts purchased for "top-heavy" plans: Certain plans may fall within the
  -----------------------------------------
definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

  Tax-free rollovers:  The discussion above covers certain fully or partially
  ------------------
tax-free "rollovers" from a regular IRA to a Roth IRA. You may also make a tax-free rollover from

 . a traditional IRA to another traditional IRA,

 . any tax-qualified plan to a traditional IRA, and

 . any tax-qualified plan to another tax-qualified plan of the same type
  (i.e. 403(b) to 403(b), corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

  Puerto Rico annuity contracts purchased to fund a tax-qualified plan:  The
  --------------------------------------------------------------------
provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although John Hancock may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualifed plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

  The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax-qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing tax-qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between:

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At the Account level, total return reflects adjustments for:

     . the mortality and expense risk charges,

     . the administrative charge,

     . the annual contract fee, and

     . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

 Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge and it may be for additional durations.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax or any withdrawal charge.

 REPORTS

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trust.

 VOTING PRIVILEGES

  At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117.
 Signator is a subsidiary of John Hancock.

  You can purchase a contract either through Signators registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 3.0% of premium payments. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts.

 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.



 REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The

Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                              page of SAI
VARIATIONS IN CHARGES. . . . . . 2
DISTRIBUTION. . . . . . . . . . .2
CALCULATION OF PERFORMANCE DATA.2
OTHER PERFORMANCE INFORMATION. . 4
CALCULATION OF ANNUITY PAYMENTS.4
ADDITIONAL INFORMATION ABOUT DETERMINING
 UNIT VALUES. . . . . . . . . . 6
PURCHASES AND  REDEMPTIONS OF FUND SHARES7
THE ACCOUNT. . . . . . . . . . .8
DELAY OF CERTAIN PAYMENTS . . . .8
LIABILITY FOR TELEPHONE TRANSFERS8
VOTING PRIVILEGES. . . . . . . .8
FINANCIAL STATEMENTS. . . . . .10

     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V CONDENSED FINANCIAL INFORMATION

  The following tables provide selected data for each accumulation share throughout the period as follows:



                          Year       Year       Year        Year        Year
       Year        Year        Year        Year
                          ended      ended      ended      ended       ended
      ended       ended       ended       ended
                        Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,
   Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                          1999       1998       1997        1996        1995
       1994        1993        1992        1991
                        ---------  ---------  ---------  ----------  ----------
 ----------  ----------  ----------  ----------
GROWTH & INCOME
Accumulation share
 value
  Beginning of year .      $58.87     $45.70     $35.64      $30.05      $22.67
     $23.08      $20.62      $19.17      $15.41
  End of year . . . .      $67.47     $58.87     $45.70      $35.64      $30.05
     $22.67      $23.08      $20.62      $19.15
Number of Accumulation
 Shares outstanding at
 end of year  . . . .   2,075,040  2,407,923  2,585,296   2,753,546   2,853,591
  2,922,845   2,951,572   2,955,226   2,881,446
ACTIVE BOND
Accumulation share
 value
  Beginning of year .      $23.20     $21.71     $19.96      $19.41      $16.45
     $17.07      $15.61      $14.68      $12.74
  End of year . . . .      $22.70     $23.20     $21.71      $19.96      $19.41
     $16.45      $17.07      $15.61      $14.68
Number of Accumulation
 Shares outstanding at
 end of year  . . . .   1,509,395  1,746,727  1,987,067   2,370,591   2,696,768
  2,921,575   3,173,314   3,292,306   3,315,188
MONEY MARKET
Accumulation share
 value
  Beginning of year .      $16.31     $15.61     $15.04      $14.45      $13.84
     $13.22      $13.22      $12.92      $12.34
  End of year . . . .      $16.92     $16.31     $15.61      $15.04      $14.45
     $13.84      $13.46      $13.22      $12.92
Number of Accumulation
 Shares outstanding at
 end of year  . . . .     818,998    631,754    628,977     773,418     791,904
    831,319     723,265   1,044,421   1,292,290
LARGE CAP GROWTH
Accumulation share
 value
  Beginning of year .      $62.98     $45.71     $35.34      $30.26      $23.28
     $23.80      $21.18      $19.50      $15.74
  End of year . . . .      $77.17     $62.98     $45.71      $35.34      $30.26
     $23.28      $23.80      $21.18      $19.50
Number of Accumulation
 Shares outstanding at
 end of year  . . . .     484,197    528,042    568,010     585,234     635,606
    611,959   2,951,355     510,635     474,996
MANAGED
Accumulation share
 value
  Beginning of year .      $35.75     $30.03     $25.63      $24.44      $18.68
     $19.34      $17.55      $16.50      $13.69
  End of year . . . .      $38.51     $35.75     $30.06      $25.63      $24.44
     $18.68      $19.34      $17.55      $16.50
Number of Accumulation
 Shares outstanding at
 end of year  . . . .   6,958,760  7,904,623  9,068,834  10,707,288  11,834,432
 12,798,458  13,359,892  13,431,424  13,232,791
REAL ESTATE EQUITY
Accumulation share
 value
   Beginning of year       $19.18     $24.17     $20.88      $15.89      $14.33
     $14.10      $12.17      $10.62      $ 8.06
   End of year  . . .      $19.31     $19.18     $24.17      $20.88      $15.89
     $14.33      $14.10      $12.17      $10.62
Number of Accumulation
 Shares outstanding at
 end of year  . . . .     185,117    264,449    338,164     354,780     380,741
    464,323     454,944     227,331     189,793
INTERNATIONAL EQUITY
 INDEX
Accumulation share
 value
  Beginning of year .      $18.58     $15.57     $16.60      $15.39      $14.43
     $15.56      $11.93      $12.28      $10.08
  End of year . . . .      $24.01     $18.58     $15.57      $16.60      $15.39
     $14.43      $15.56      $11.93      $12.28
Number of Accumulation
 Shares outstanding at
 end of year  . . . .     203,958    237,963    295,725     382,877     448,251
    538,807     347,455     216,830     203,382
                            Year
                           ended
                          Dec. 31,
                            1990
                        ------------
GROWTH & INCOME
Accumulation share
 value
  Beginning of year .        $14.98
  End of year . . . .        $15.41
Number of Accumulation    2,944,828
 Shares outstanding at
 end of year  . . . .
ACTIVE BOND
Accumulation share
 value
  Beginning of year .        $12.01
  End of year . . . .        $12.74
Number of Accumulation    3,622,302
 Shares outstanding at
 end of year  . . . .
MONEY MARKET
Accumulation share
 value
  Beginning of year .        $11.54
  End of year . . . .        $12.34
Number of Accumulation    1,641,425
 Shares outstanding at
 end of year  . . . .
LARGE CAP GROWTH
Accumulation share
 value
  Beginning of year .        $14.91
  End of year . . . .        $15.74
Number of Accumulation      429,954
 Shares outstanding at
 end of year  . . . .
MANAGED
Accumulation share
 value
  Beginning of year .        $13.32
  End of year . . . .        $13.69
Number of Accumulation   13,614,888
 Shares outstanding at
 end of year  . . . .
REAL ESTATE EQUITY
Accumulation share
 value
   Beginning of year         $10.39
   End of year  . . .        $ 8.06
Number of Accumulation      199,406
 Shares outstanding at
 end of year  . . . .
INTERNATIONAL EQUITY
 INDEX
Accumulation share
 value
  Beginning of year .        $11.09
  End of year . . . .        $10.08
Number of Accumulation      224,577
 Shares outstanding at
 end of year  . . . .





Period from
                        Year Ended   Year Ended  Year Ended  Year Ended  Year
Ended   Sept. 23, 1994
                         Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,    Dec.
31,     to Dec. 31,
                            199         1998        1997        1996
1995           1994
                        -----------  ----------  ----------  ----------
 ----------  ----------------
SHORT-TERM BOND
Accumulation share
 value
  Beginning of period      $12.27      $11.17      $11.17      $10.92
$9.17         $10.00
  End of period . . .                  $12.27      $11.74      $11.17
$10.92         $ 9.17
Number of Accumulation
 Shares outstanding at
 end of period  . . .      64,795      82,463      52,176      37,461
11,674            152
SMALL/MID CAP GROWTH
Accumulation share
 value
  Beginning of period      $18.27      $17.52      $17.14      $13.31     $
9.19         $10.00
  End of period . . .      $18.98      $18.27      $17.52      $17.14
$13.31         $ 9.19
Number of Accumulation
 Shares outstanding at
 end of period  . . .     146,284     190,684     239,625     279,641
104,607            673


Period from
                               Year ended           Year ended     Year ended
    May 21, 1994* to
                              Dec. 31, 1999        Dec. 31, 1998  Dec. 31, 1997
  December 31, 1996
                                                   -------------  -------------
 -------------------
EQUITY INDEX
Accumulation share
 value
  Beginning of period                      $18.85      $14.86         $11.33
          $10.00
  End of period . . .          22.54                   $18.85         $14.86
          $11.33
Number of Accumulation
 Shares outstanding at
 end of period  . . .                     176,947     167,620         91,506
          21,177
LARGE CAP VALUE
Accumulation share
 value
  Beginning of period                      $15.47      $14.34         $11.30
          $10.00
  End of period . . .          15.78                   $15.47         $14.34
          $11.30
Number of Accumulation
 Shares outstanding at
 end of period  . . .                      61,630      60,090         49,212
          41,297
MID CAP GROWTH
Accumulation share
 value
  Beginning of period                       16.12      $11.73         $10.18
          $10.00
  End of period . . .                       34.75      $16.12         $11.73
          $10.18
Number of Accumulation
 Shares outstanding at
 end of period  . . .                     210,594      76,278         39,707
          41,390
MID CAP VALUE
Accumulation share
 value
  Beginning of period                                  $15.05         $11.52
          $10.00
  End of period . . .                      $13.73      $13.18         $15.05
          $11.52
Number of Accumulation
 Shares outstanding at
 end of period  . . .                   69,233        101,130         87,481
          20,261
SMALL CAP GROWTH
Accumulation share
 value
  Beginning of period                      $12.59      $11.13          $9.87
          $10.00
  End of period . . .                      $21.19      $12.59         $11.13
          $ 9.87
Number of Accumulation
 Shares outstanding at
 end of period  . . .                     125,502     102,206        116,968
          56,355
SMALL CAP EQUITY
Accumulation share
 value
  Beginning of period                      $12.61      $13.58         $10.94
          $10.00
  End of period . . .                      $12.03      $12.61         $13.58
          $10.94
Number of Accumulation
 Shares outstanding at
 end of period  . . .                      36,848      64,877         69,972
          18,837
GLOBAL BOND
Accumulation share
 value
  Beginning of period                      $12.29      $11.40         $10.58
          $10.00
  End of period . . .                      $11.87      $12.29         $11.40
          $10.58
Number of Accumulation
 Shares outstanding at
 end of period  . . .                      25,776      39,603         25,885
          15,651
INTERNATIONAL
 OPPORTUNITIES
Accumulation share
 value
  Beginning of period         $12.20                   $10.65         $10.58
          $10.00
  End of period . . .         $16.14                   $12.20         $10.65
          $10.58
Number of Accumulation
 Shares outstanding at
 end of period  . . .                      36,109      38,522         50,931
          33,619
GLOBAL BALANCED
Accumulation share
 value
  Beginning of period                      $12.50      $10.73         $10.58
          $10.00
  End of period . . .                      $12.98      $12.50         $10.73
          $10.58
Number of Accumulation
 Shares outstanding at
 end of period  . . .                       9,415      11,299         14,927
           8,997


  *Commencement of operations.

                                                                Period from
                                              Year ended      May 1, 1998* to
                                             Dec. 31, 1999   December 31, 1998
                                                            -------------------
SMALL/MID CAP CORE
Accumulation share value
  Beginning of period  . . . . . . . . . .      $ 10.70           $10.00
  End of period  . . . . . . . . . . . . .      $ 12.73           $10.70
Number of Accumulation Shares outstanding
 at end of period  . . . . . . . . . . . .        2,314            1,643
INTERNATIONAL OPPORTUNITIES II
Accumulation share value
  Beginning of period  . . . . . . . . . .      $ 10.30           $10.00
  End of period  . . . . . . . . . . . . .      $ 12.64           $10.30
Number of Accumulation Shares outstanding
 at end of period  . . . . . . . . . . . .        2,612                0
EMERGING MARKETS EQUITY
Accumulation share value
  Beginning of period  . . . . . . . . . .      $  9.27           $10.00
  End of period  . . . . . . . . . . . . .      $ 16.60            $9.27
Number of Accumulation Shares outstanding
 at end of period  . . . . . . . . . . . .       21,402
BOND INDEX
Accumulation share value
  Beginning of period  . . . . . . . . . .      $ 10.01           $10.00
  End of period  . . . . . . . . . . . . .      $  9.63           $10.01
Number of Accumulation Shares outstanding
 at end of period  . . . . . . . . . . . .       24,125            3,511
HIGH YIELD BOND
Accumulation share value
  Beginning of period  . . . . . . . . . .      $  9.89           $10.00
  End of period  . . . . . . . . . . . . .      $ 10.27            $9.89
Number of Accumulation Shares outstanding
 at end of period  . . . . . . . . . . . .          761            3,553

  *Commencement of operations.

              APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

  On January 1, 1996, you make a $10,000 initial premium payment and we issue you a contract.
  On January 1, 1997, you make a $1,000 premium payment
  On January 1, 1998, you make a $1,000 premium payment.
  On June 1, 1999, the total value of your contract is $12,000.

  Now assume you make a partial withdrawal of $10,500 (no tax withholding) on
    June 2, 1999. In this case, assuming no prior withdrawals, we would deduct a
    CDSL of $765.68.   We withdraw a total of $11,256.68 from your contract.

  $10,500.00   --  withdrawal request payable to you
  +    765.68  --  withdrawal charge payable to us
  -------------
  $11,256.68 --   total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1.We FIRSt reduce your $10,000 INITIAL PREMIUM PAYMENT by the two annual $30 contract fees we assessed on January 1, 1997 and 1998. We withdraw the remaining $9,940 from your contract.

  $10,000
          -30   --  1997 contract fee payable to us
         -30   --  1998 contract fee payable to us
       -----
   $  9,940  --   amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the premium payments made prior to the contract year in which the withdrawal occurs [($10,000 +
    $1,000) x 10%], or $1,100.   We pay the $1,100 to you as  part of your
    withdrawal request, and we assess a withdrawal charge on the remaining
    balance of $8,840.   Because you made the initial premium payment 2 years
    ago, the withdrawal charge percentage is 7.5%.   We deduct the resulting
    $663 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $8,177 to you as a part of your withdrawal request.

  $9,940
    -1,100  --  free withdrawal amount (payable to you)
  --------
  $8,840
   x .075
  -------
  $663.00   --  withdrawal charge on initial premium payment (payable to us)

  $8,840
   -  663
  -------
  $8,177 --  part of withdrawal request payable to you

  2.We NEXT deem the entire amount of your 1997 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 1 year ago, the withdrawal charge percentage is 7.5%.
      We deduct the resulting $75 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $925 to you as a part of your withdrawal request.

  $1,000
   x .075
   ------

  $     75   --  withdrawal charge on 1997 premium payment (payable to us)

  $1,000
    -   75
    ------
  $    925   --   part of withdrawal request payable to you

  3.We NEXT determine what additional amount we need to withdraw to provide you with the total $10,500 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $1,100 from the free withdrawal amount, $8,177 from your initial premium payment, and $925 from your 1998 PREMIUM PAYMENT. Therefore, $298 is needed to reach $10,500.

  $10,500   --   total withdrawal amount requested
   - 1,100   --   free withdrawal amount
   - 8,177   --   payment deemed from initial premium payment
   -    925   --   payment deemed from 1997 premium payment
  ---------
  $    298  --   additional payment to you needed to reach $10,500

  We know that the withdrawal charge percentage for this remaining amount is 8.5%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you   =      Withdrawal needed - [applicable withdrawal
    charge percentage times withdrawal needed]

  $298       =   x - [.085x]
  $298       =   .915x

  $298
  ----
  0.915      =   x

   $325.68  =   x

   $325.68    --   deemed withdrawn from 1998 premium payment
  -$298.00   --   part of withdrawal request payable to you
  --------
   $  27.68    --   withdrawal charge on 1998 premium deemed withdrawn (payable to us)

  $663.00  --  withdrawal charge on the INITIAL PREMIUM PAYMENT
  $ 75.00  --  withdrawal charge on the 1997 PREMIUM PAYMENT
  $ 27.68 --  withdrawal charge on the 1998 PREMIUM PAYMENT
  --------
  $765.68  --  Total withdrawal charge

                       SUPPLEMENT DATED NOVEMBER 1, 2000

                                       TO

                                VARIABLE ANNUITY

                      PROSPECTUSES DATED NOVEMBER 1, 2000


     This Supplement is intended to be distributed with prospectuses dated November 1, 2000 for certain VARIABLE ANNUITY CONTRACTS ISSUED ON OR BEFORE MAY 1, 2000 by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company (the "Product Prospectuses"). The variable annuity contracts involved bear the title "Accommodator Variable Annuity," "Accommodator 2000 Variable Annuity," "Independence Variable Annuity," "Independence Preferred Variable Annuity," "Independence 2000 Variable Annuity," or "Marketplace Variable Annuity." This Supplement contains amendments to the Product Prospectuses and to the prospectus for the underlying John Hancock Variable Series Trust I.

                           --------------------------

                            GUIDE TO THIS SUPPLEMENT
                            ------------------------

 .    Your contract enables you to invest in the INTERNATIONAL OPPORTUNITIES II
     VARIABLE INVESTMENT OPTION. This variable investment option is subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses. Prior to May 1, 2000, this variable investment option was known as the "Global Equity" variable investment option. We may modify or delete this investment option in the future.

 .    If you select the International Opportunities II variable investment option, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I. The International Opportunities II Fund is managed by T. Rowe Price International, Inc.

 .    Page 2 of this Supplement amends the Annual Fund Expenses table in each of the Product Prospectuses.

 .    Pages 2 through 4 of this Supplement amend the Examples contained in each
     Product Prospectus with information on the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to the International Opportunities II variable investment option.

 .    Pages 4 through 6 of this Supplement amend the Condensed Financial
     Information tables in the Product Prospectuses with selected data for accumulation shares for the International Opportunities II investment option.

 .    Pages 7 through 9 of this Supplement amend the John Hancock Variable Series
     Trust I prospectus and describe the Goal and Strategy, Subadviser, Past Performance, Main Risks, Financial Highlights and Expenses, Dividends and Taxes of the International Opportunities II Fund.

                        ANNUAL FUND EXPENSES AND EXAMPLES

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)

 .    The Annual Fund Expenses table in the Fee Table section of each Product
     Prospectus is supplemented with the following information:

     The following figures are based on historical and current fund expenses, as a percentage (rounded to two decimal places) of the fund's average daily net assets for 1999. Shareholders of the International Opportunities II fund have approved a new management fee schedule, effective November 1, 2000, and the "investment management fee" percentage is calculated as if the new fee schedule had been in effect for all of 1999. The percentage for "other operating expenses" is based on the allocation methodology and expense reimbursement policy adopted by the John Hancock Variable Series Trust I on April 23, 1999, and is calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses the International Opportunities II fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                 Investment  Distribution and  Other Operating  Total Fund  Other Operating
                                                 Management      Service        Expenses With   Operating   Expenses Absent
Fund Name                                            Fee       (12b-1) Fees     Reimbursement    Expenses    Reimbursement
---------                                        ----------  ----------------  ---------------  ---------- ------------------
------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST I:
------------------------------------------------------------------------------------------------------------------------------
International Opportunities II ...........         1.00%           N/A              0.10%          1.10%         0.50%
------------------------------------------------------------------------------------------------------------------------------

EXAMPLES

 .    The Examples that follow the Fee Table in each Product Prospectus are supplemented with the following information on the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to the INTERNATIONAL OPPORTUNITIES II VARIABLE INVESTMENT OPTION, assuming a 5% annual return on assets. The examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at the rates set forth in the table above, after reimbursements. Any applicable annual contract fee has been included as an annual percentage of assets.

     Accommodator Variable Annuity

     . If you "surrender" (turn in) an Accommodator periodic premium deferred contract or begin receiving annuity payments under one of its annuity options at the end of the applicable time period, you would pay $99 at the end of 1 year; $138 at the end of 3 years; $180 at the end of 5 years; and $295 at the end of 10 years.

     . If you "surrender" (turn in) an Accommodator single premium deferred contract or begin receiving annuity payments under one of its annuity options at the end of the applicable time period, you would pay $74 at the end of 1 year;

          $114 at the end of 3 years; $157 at the end of 5 years; and $275 at the end of 10 years.

     . If you begin receiving annuity payments at the earliest possible date on an Accommodator single premium immediate annuity contract, you would pay $69 at the end of 1 year; $110 at the end of 3 years; $152 at the end of 5 years; and $271 at the end of 10 years.

     Accommodator 2000 Variable Annuity

     . If you "surrender" (turn in) an Accommodator 2000 variable annuity contract at the end of the applicable time period, you would pay $100 at the end of 1 year; $140 at the end of 3 years; $179 at the end of 5 years; and $267 at the end of 10 years.

     . If you begin receiving payments under one of the Accommodator 2000 annuity payment options at the end of the applicable time period, or if own but do not surrender an Accommodator 2000 variable annuity contract, you would pay $24 at the end of 1 year; $73 at the end of 3 years; $125 at the end of 5 years; and $267 at the end of 10 years.

     Independence Variable Annuity

     . If you "surrender" (turn in) an Independence variable annuity contract at the end of the applicable time period, you would pay $97 at the end of 1 year; $147 at the end of 3 years; $191 at the end of 5 years; and $276 at the end of 10 years.

     . If you begin receiving payments under one of the Independence annuity payment options at the end of the applicable time period, or if own but do not surrender an Independence variable annuity contract, you would pay $25 at the end of 1 year; $75 at the end of 3 years; $129 at the end of 5 years; and $276 at the end of 10 years.

     Independence Preferred Variable Annuity

     . If you "surrender" (turn in) an Independence Preferred variable annuity contract at the end of the applicable time period, you would pay $98 at the end of 1 year; $150 at the end of 3 years; $196 at the end of 5 years; and $286 at the end of 10 years.

     . If you begin receiving payments under one of the Independence Preferred annuity payment options at the end of the applicable time period, or if own but do not surrender an Independence Preferred variable annuity contract, you would pay $26 at the end of 1 year; $78 at the end of 3 years; $134 at the end of 5 years; and $286 at the end of 10 years.

     Independence 2000 Variable Annuity

     . If you "surrender" (turn in) an Independence 2000 variable annuity contract at the end of the applicable time period, you would pay $88 at the end of 1 year; $120 at the end of 3 years; $156 at the end of 5 years; and $276 at the end of 10 years.

     . If you begin receiving payments under one of the Independence 2000 annuity payment options at the end of the applicable time period, or if own but do not surrender an Independence 2000 variable annuity contract, you would pay $25 at the end of 1 year; $75 at the end of 3 years; $129 at the end of 5 years; and $276 at the end of 10 years.

     Marketplace Variable Annuity

     . If, at the end of the applicable time period, you "surrender" (turn in), or continue to maintain, or begin receiving payments under a Marketplace variable annuity contract, you would pay $20 at the end of 1 year; $61 at the end of 3 years; $105 at the end of 5 years; and $226 at the end of 10 years.

                         CONDENSED FINANCIAL INFORMATION

     The following tables provide selected data for INTERNATIONAL OPPORTUNITIES II ACCUMULATION SHARES under the contracts for the periods shown. Values shown for 1998 for the Accommodator Variable Annuity and for the Marketplace Variable Annuity contracts begin on November 31, 1998. Values shown for 1998 for all other contracts begin on May 1, 1998.

   Accommodator Variable Annuity contracts issued by John Hancock Life Insurance Company (John Hancock Variable Annuity Account U):

------------------------------------------------------------------------------------------
                                                      Year Ended           Year Ended
                                                   December 31, 1999    December 31, 1998
                                                   -----------------    -----------------
------------------------------------------------------------------------------------------
Accumulation share value:
------------------------------------------------------------------------------------------
  Beginning of period .........................         $10.30               $10.00
------------------------------------------------------------------------------------------
  End of period ...............................         $12.67               $10.30
------------------------------------------------------------------------------------------
Number of Accumulation Shares outstanding at end
 of period.....................................            629                    0
------------------------------------------------------------------------------------------

   Accommodator 2000 Variable Annuity contracts issued by John Hancock Life Insurance Company (John Hancock Variable Annuity Account V):

------------------------------------------------------------------------------------------------
                                                                                 Period from
                                                               Year ended      May 1, 1998  to
                                                              Dec. 31, 1999   December 31, 1998
                                                              -------------  -------------------
------------------------------------------------------------------------------------------------
Accumulation share value
------------------------------------------------------------------------------------------------
  Beginning of period.......................................     $10.30            $10.00
------------------------------------------------------------------------------------------------
  End of period.............................................     $12.64            $10.30
------------------------------------------------------------------------------------------------
Number of Accumulation Shares outstanding at end of period..      2,612                 0
------------------------------------------------------------------------------------------------

     Independence Variable Annuity contracts issued by John Hancock Life Insurance Company (John Hancock Variable Annuity Account U):

----------------------------------------------------------------------------------------
                                                                         Period from
                                                     Year ended        May 1, 1998 to
                                                  December 31, 1999   December 31, 1998
                                                  -----------------  -------------------
----------------------------------------------------------------------------------------
Accumulation Share Value
----------------------------------------------------------------------------------------
  Beginning of Period..........................        $ 10.30             $10.00
----------------------------------------------------------------------------------------
  End of Period................................        $ 12.61             $10.30
----------------------------------------------------------------------------------------
Number of Accumulation Shares outstanding at
 end of period.................................         41,397                495
----------------------------------------------------------------------------------------

   Independence Preferred Variable Annuity contracts issued by John Hancock Life Insurance Company (John Hancock Variable Annuity Account V):

---------------------------------------------------------------------------------------------------
                                                                     Year-Ended      Year-Ended
                                                                    December, 31,   December, 31,
                                                                        1999            1998
                                                                    -------------   -------------
---------------------------------------------------------------------------------------------------
Accumulation share value:
--------------------------------------------------------------------------------------------------
  Beginning of period.......................................           $10.30          $10.00
--------------------------------------------------------------------------------------------------
  End of period.............................................           $12.60          $10.30
--------------------------------------------------------------------------------------------------
Accumulation share value:                                               5,778               -
--------------------------------------------------------------------------------------------------

   Independence Preferred Variable Annuity contracts issued by John Hancock Variable Life Insurance Company (John Hancock Variable Annuity Account I):

---------------------------------------------------------------------------------------------------------------
                                                                                  Year-Ended      Year-Ended
                                                                                 December, 31,   December, 31,
                                                                                     1999            1998
                                                                                 -------------   -------------
---------------------------------------------------------------------------------------------------------------
Accumulation share value:
---------------------------------------------------------------------------------------------------------------
  Beginning of period....................................................           $ 10.30         $10.00
---------------------------------------------------------------------------------------------------------------
  End of period..........................................................           $ 12.60         $10.30
---------------------------------------------------------------------------------------------------------------
Number of Accumulation Shares outstanding at end of period                           14,081          2,335
---------------------------------------------------------------------------------------------------------------

   Independence 2000 Variable Annuity contracts issued by John Hancock Life Insurance Company (John Hancock Variable Annuity Account V):

-------------------------------------------------------------------------------------------------------
                                                                   Year Ended           Year Ended
                                                                December 31, 1999    December 31, 1998
                                                               ------------------   ------------------
-------------------------------------------------------------------------------------------------------
Accumulation share value:
-------------------------------------------------------------------------------------------------------
  Beginning of period.......................................         $10.30               $10.00
-------------------------------------------------------------------------------------------------------
  End of period.............................................         $12.61               $10.30
-------------------------------------------------------------------------------------------------------
Number of Accumulation Shares outstanding at end of period            9,114                    0
-------------------------------------------------------------------------------------------------------

   Independence 2000 Variable Annuity contracts issued by John Hancock Variable Life Insurance Company (John Hancock Variable Annuity Account I):

-----------------------------------------------------------------------------------------------------------
                                                                       Year Ended           Year Ended
                                                                       ----------           ----------
                                                                    December 31, 1999    December 31, 1998
                                                                   ------------------   ------------------
-----------------------------------------------------------------------------------------------------------
Accumulation share value:
-----------------------------------------------------------------------------------------------------------
  Beginning of period...........................................         $10.30               $10.00
-----------------------------------------------------------------------------------------------------------
  End of period.................................................         $12.61               $10.30
-----------------------------------------------------------------------------------------------------------
Number of Accumulation Shares outstanding at end of period               73,383               14,675
-----------------------------------------------------------------------------------------------------------

   Marketplace Variable Annuity contracts issued by John Hancock Variable Life Insurance Company (John Hancock Variable Annuity Account I):

---------------------------------------------------------------------------------------------------------
                                                                     Year Ended           Year Ended
                                                                  December 31, 1999    December 31, 1998
                                                                  -----------------    -----------------
---------------------------------------------------------------------------------------------------------
 Accumulation share value:
---------------------------------------------------------------------------------------------------------
 Beginning of period.................................                 $10.305              $10.000
---------------------------------------------------------------------------------------------------------
 End of period.......................................                  $12.67              $10.305
---------------------------------------------------------------------------------------------------------
 Number of Accumulation Shares outstanding at end of period               157                    0
---------------------------------------------------------------------------------------------------------

International Opportunities II Fund
(Formerly Global Equity Fund)

GOAL AND STRATEGY

This is an international stock fund that seeks long-term growth in capital.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located throughout the world, including developed, newly industrialized, and emerging countries.

The manager determines the distribution among countries and regions by using a combination of fundamental research and economic analysis, emphasizing:

 . prospects for relative economic growth between foreign countries;

 . expected levels of inflation;

 . government policies influencing business conditions; and

 . outlook for currency relationships.
The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . high return on invested capital;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests:

 . in at least 3 different countries other than the U.S., and

 . no more than 20% of its assets in emerging market stocks.

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.
The Fund normally invests in 150 to 250 stocks in 15 to 20 countries, with at least 65% of its assets in securities of non-U.S. entities. The Fund normally has 10% or less of its assets in cash and cashequivalents.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managed approximately $42 billion in assets at the end of 1999
Managing Fund since June 13, 2000

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1999           24.19%


Best quarter: up 15.94%, fourth quarter 1999 Worst quarter: down 12.39%, third quarter 1998

Average annual total returns -- for periods ending 12/31/99(/1/)

               Fund  Index
1 year        24.19% 25.34%
Life of fund  13.48% 19.92%

Index:MSCI World Index

(1)Began operations on May 1, 1998.

MAIN RISKS

Primary
-------

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.
Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary
---------

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

International Opportunities II Fund (Formerly Global Equity
 Fund) -- Period ended December 31;                           1998**      1999
Net asset value, beginning of period                         $ 10.00   $  9.87
Income from investment operations:
 Net investment income (loss)                                   0.07      0.10
 Net realized and unrealized gain (loss) on investments*       (0.13)     2.27
 Total from investment operations                              (0.06)     2.37
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           (0.07)    (0.07)
 Distributions from net realized gain on investments sold        --        --
 Distributions in excess of income, capital paid in & gains      --      (0.04)
 Total distributions                                           (0.07)    (0.11)
Net asset value, end of period                               $  9.87   $ 12.13
Total investment return                                        (0.55)%   24.19%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $15,281   $22,311
Ratio of expenses to average net assets (%)***                  1.15%     1.04%
Ratio of net investment income (loss) to average net assets
 (%)                                                            1.11%     0.96%
Turnover rate (%)                                              33.17%    49.51%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.47% and 1.26% for the years ended December 31, 1998, and 1999, respectively.

 .    The table entitled "FUNDS' EXPENSES" in the prospectus for the John Hancock
     Variable Series Trust I dated November 1, 2000 is supplemented with the following information:

 .

     The advisory fee paid by the International Opportunities II fund to the adviser in 1999 was 0.90% of the fund's net assets. The International Opportunities II fund was formerly the "Global Equity" fund.

 .    The section entitled "DIVIDENDS AND TAXES" in the prospectus for the John
     Hancock Variable Series Trust I dated November 1, 2000 is supplemented with the following information:

 .


     The International Opportunities II fund reinvests and declares its dividends and distributions in the manner described in this section.




 .

 .

                      JOHN HANCOCK LIFE INSURANCE COMPANY


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated November 1, 2000 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account V (the "Account") dated November 1, 2000, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street (X-4), Charlestown, Massachusetts 02129, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS


                               _________________



                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................                     2
Distribution...........................                     2
Calculation of Performance Data........                     2
Other Performance Information..........                     4
Calculation of Annuity Payments........                     4
Additional Information About Determining Unit Values        6
Purchases and Redemptions of Fund Shares                    7
The Account............................                     8
Delay of Certain Payments..............                     8
Liability for Telephone Transfers......                     8
Voting Privileges......................                     8
John Hancock Financial Statements......                    10






















ACCT V (ACC 2000) 11/00

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for mortality and expense risks, the administrative services charge,or the annual contract fee. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following:
 (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services were as follows:

                        YEAR                            AMOUNT PAID TO SIGNATOR
                        ----                            -----------------------
 1999                                                  $
                                                       45,557,806
 1998                                                  $32,817,115
 1997                                                  $25,035,420

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical
                     $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1999:

                         AVERAGE ANNUALIZED TOTAL RETURNS
                         --------------------------------
VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR    5 YEAR   10 YEAR      DATE OF
-------------------                      /**/                          INCEPTION
OPTION/*/                                                                /***/
------
Managed..............          1.00%       1.00%   15.10%   11.10%         11/09/87
Growth & Income......          8.00%       8.00%   24.00%   16.00%          11/2/87
Equity Index.........         12.80%      12.80%      N/A      N/A          4/30/96
Large Cap Value......         -4.80%      -4.80%      N/A      N/A          4/30/96
Large Cap Growth.....         15.80%      15.80%   26.80%   17.70%         11/24/87
Mid Cap Value........         -2.50%      -2.50%      N/A      N/A          4/30/96
Mid Cap Growth.......        108.80%     108.80%      N/A      N/A          4/30/96
Real Estate Equity...         -9.70%      -9.70%    5.50%    6.30%          2/01/89
Small/Mid Cap Growth.         -2.90%      -2.90%   13.40%      N/A          9/23/94
Small/Mid Cap CORE...         11.40%      12.30%      N/A      N/A         11/30/98
Small Cap Equity.....        -11.40%     -11.40%      N/A      N/A          4/30/96
Small Cap Growth.....         61.50%      61.50%      N/A      N/A          4/30/96
Global Equity ........        15.00%      15.90%      N/A      N/A         11/30/98
Global Balanced......         -2.90%      -2.90%      N/A      N/A          4/30/96
International Equity
Index................         22.50%      22.50%   10.20%    8.00%          2/01/89
International
Opportunities........         25.60%      25.60%      N/A      N/A          4/30/96
Emerging Markets
Equity...............         71.50%      72.40%      N/A      N/A         11/30/98
Short-Term Bond......         -5.10%      -5.10%    4.00%      N/A          9/23/94
Bond Index...........        -11.10%     -10.50%      N/A      N/A         11/30/98
Active Bond..........         -8.90%      -8.90%    6.00%    6.60%          11/2/87
Global Bond..........        -10.10%     -10.10%      N/A      N/A          4/30/96
High Yield Bond......         -3.80%      -2.90%      N/A      N/A         11/30/98
Money Market.........         -3.00%      -3.00%    3.40%    3.90%          11/2/87

* Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

**      or since inception of the applicable fund or its predecessor.

***     of the Fund or its predecessor.

     For the 7-day period ending December 31, 1999, the Money Market option's current yield was 4.49 % and its effective yield was 4.59 %.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC:
LOGO

where:   a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option
         b = expenses accrued for the period (net of any reimbursements)
         c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we   THEN divide:


   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------

 and multiply the result by

 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

 the amount of the initial monthly variable annuity payment from that variable annuity option

                             BY

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------

      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.79 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $277.92.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 198.514 ($177.92/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $278.91 (198.514 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.99990575.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009658) x .99990575]
or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of fund shares as to which you may give instructions:

 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding fund
--------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

 .    the election of a Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of a Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998 or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                         December 31
                                                    ---------------------
                                                       1999        1998
                                                    ----------  -----------
                                                        (in millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $26,188.1    $23,353.0
Stocks:
  Preferred . . . . . . . . . . . . . . . . . . .       926.6        844.7
  Common  . . . . . . . . . . . . . . . . . . . .       458.4        269.3
  Investments in affiliates . . . . . . . . . . .     1,465.8      1,520.3
                                                    ---------    ---------
                                                      2,850.8      2,634.3
Mortgage loans on real estate--Note 6 . . . . . .     9,165.9      8,223.7
Real estate:
  Company occupied  . . . . . . . . . . . . . . .       366.6        372.2
  Investment properties . . . . . . . . . . . . .       501.7      1,472.1
                                                    ---------    ---------
                                                        868.3      1,844.3
Policy loans  . . . . . . . . . . . . . . . . . .     1,577.8      1,573.8
Cash items:
  Cash in banks and offices . . . . . . . . . . .       292.6        241.5
  Temporary cash investments  . . . . . . . . . .       868.0      1,107.4
                                                    ---------    ---------
                                                      1,160.6      1,348.9
Premiums due and deferred . . . . . . . . . . . .       234.8        253.4
Investment income due and accrued . . . . . . . .       574.8        527.5
Other general account assets  . . . . . . . . . .     1,364.7      1,156.6
Assets held in separate accounts  . . . . . . . .    16,746.0     17,447.0
                                                    ---------    ---------
TOTAL ASSETS  . . . . . . . . . . . . . . . . . .   $60,731.8    $58,362.5
                                                    =========    =========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                         December 31
                                                     ---------------------
                                                       1999         1998
                                                     ----------  -----------
                                                        (in millions)
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . .   $20,574.1    $19,804.8
  Policyholders' and beneficiaries' funds  . . . .    16,128.3     14,216.9
  Dividends payable to policyholders . . . . . . .       464.8        449.1
  Policy benefits in process of payment  . . . . .       132.3        111.4
  Other policy obligations . . . . . . . . . . . .       304.7        322.6
  Asset valuation reserve--Note 1  . . . . . . . .     1,242.9      1,289.6
  Federal income and other accrued Taxes--Note 1 .       (12.1)       211.5
  Other general account obligations  . . . . . . .     1,695.0      1,109.3
  Obligations related to separate accounts . . . .    16,745.1     17,458.6
                                                     ---------    ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . .    57,275.1     54,973.8
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus note--Note 2 . . . . . . . . . . . . . .       450.0        450.0
  Special contingency reserve for group insurance .      153.4        160.0
  General contingency reserve  . . . . . . . . . .     2,853.3      2,778.7
                                                     ---------    ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . .     3,456.7      3,388.7
                                                     ---------    ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . .   $60,731.8    $58,362.5
                                                     =========    =========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1999          1998
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 9,622.9     $ 8,844.0
  Net investment income--Note 4  . . . . . . . . .     3,033.4       2,956.2
  Other, net . . . . . . . . . . . . . . . . . . .       241.9         233.8
                                                     ---------     ---------
                                                      12,898.2      12,034.0
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       675.6         582.9
     Accident and health benefits  . . . . . . . .        94.4          76.9
     Annuity benefits  . . . . . . . . . . . . . .     1,734.3       1,612.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     7,410.6       6,712.4
     Matured endowments  . . . . . . . . . . . . .        18.6          20.7
                                                     ---------     ---------
                                                       9,933.5       9,005.3
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries . .    1,238.9       1,106.7
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       248.8         290.7
     Home office and general expenses  . . . . . .       717.8         529.0
  Payroll, state premium and miscellaneous taxes .        48.9          52.0
                                                     ---------     ---------
                                                      12,187.9      10,983.7
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS  . . . . . . .       710.3       1,050.3
Dividends to policyholders . . . . . . . . . . . .       461.1         446.0
Federal income tax credit--Note 1  . . . . . . . .      (216.9)         (2.8)
                                                     ---------     ---------
                                                         244.2         443.2
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS . . . . . . . . . . . . . .       466.1         607.1
Net realized capital gains--Note 5 . . . . . . . .        29.0           0.7
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       495.1         607.8
Other increases/(decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
    adjustments--Note 5  . . . . . . . . . . . . .      (147.0)       (214.5)
  Prior years' federal income taxes  . . . . . . .       (21.9)        (25.5)
  Other reserves and adjustments, net--Notes 1, 7
    and 13 . . . . . . . . . . . . . . . . . . . .      (258.2)       (136.9)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .        68.0         230.9
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,388.7       3,157.8
                                                     ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,456.7     $ 3,388.7
                                                     =========     =========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1999          1998
                                                     -----------  -------------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  9,816.6    $  8,945.5
  Net investment income  . . . . . . . . . . . . .      2,966.1       2,952.8
  Benefits to policyholders and beneficiaries  . .    (10,047.9)     (9,190.4)
  Dividends paid to policyholders  . . . . . . . .       (445.4)       (396.6)
  Insurance expenses and taxes . . . . . . . . . .     (1,015.3)       (874.4)
  Net transfers from separate accounts . . . . . .      1,436.6         131.1
  Other, net . . . . . . . . . . . . . . . . . . .       (264.2)       (181.7)
                                                     ----------    ----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      2,446.5       1,386.3
                                                     ----------    ----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (15,946.3)    (12,403.6)
  Bond sales . . . . . . . . . . . . . . . . . . .     10,098.5       8,447.8
  Bond maturities and scheduled redemptions  . . .      2,443.9       2,537.7
  Bond prepayments . . . . . . . . . . . . . . . .        644.9       1,202.7
  Stock purchases  . . . . . . . . . . . . . . . .     (2,546.2)       (623.2)
  Proceeds from stock sales  . . . . . . . . . . .      2,174.0         378.4
  Real estate purchases  . . . . . . . . . . . . .       (188.7)       (147.6)
  Real estate sales  . . . . . . . . . . . . . . .      1,258.4         630.5
  Other invested assets purchases  . . . . . . . .       (127.9)       (185.3)
  Proceeds from the sale of other invested assets .       358.4         120.5
  Mortgage loans issued  . . . . . . . . . . . . .     (2,254.2)     (1,978.5)
  Mortgage loan repayments . . . . . . . . . . . .      1,267.3       1,575.6
  Other, net . . . . . . . . . . . . . . . . . . .        183.1         (38.6)
                                                     ----------    ----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .     (2,634.8)       (483.6)
                                                     ----------    ----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .          0.0         (75.0)
  Repayment of REMIC notes payable . . . . . . . .          0.0        (203.6)
                                                     ----------    ----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .          0.0        (278.6)
                                                     ----------    ----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .       (188.3)        624.1
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .      1,348.9         724.8
                                                     ----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,160.6    $  1,348.9
                                                     ==========    ==========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. Pursuant to a Plan of Reorganization, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. See Note 15--Subsequent Events.

The Company offers financial products in two major groups: (i) its retail business, which offers protection and asset gathering products primarily to retail consumers; and (ii) the investment and pension business, which offers guaranteed and structured financial products primarily to institutional customers. In addition, there is a corporate business unit. The Company's reportable business units are strategic business units offering different products and services. The reportable business units are managed separately, as they focus on different products, markets or distribution channels.

In the Retail-Protection business unit, the Company offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

In the Retail-Asset Gathering business unit, the Company offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This business unit distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

In the Investment and Pension business unit, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The business unit distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

The Corporate business unit primarily consists of certain corporate operations and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the business units and certain non-recurring expenses not allocated to the business units. The disposed businesses primarily consist of group health operations.

The Company established a "corporate account" as part of the Corporate business unit to facilitate the capital management process. The corporate account contains capital not allocated to support the operations of the Company's business units.

Late in the fourth quarter of 1999, the Company transferred certain assets from the business units to the corporate account. These assets include investments in certain subsidiaries and the home office real estate complex (collectively referred to as "corporate purpose assets"). Historically, the Company has allocated the investment performance or other earnings of corporate purpose assets among all of the business units. However, subsequent to the conversion to a stock life insurance company, the Company will centrally manage the performance of corporate purpose assets through the corporate account.

The asset transfer directly affected certain group pension participating contractholders because those contracts have participating features under which crediting rates and dividends are affected directly by portfolio earnings. Certain

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY participating contractholders participate in contract experience related to net investment income and realized capital gains and losses in the general account. These participating contractholders were compensated for transferred assets based on the fair value of the assets transferred, which amounted to $771.7 million. These participating contractholders were credited with their portion of the difference between the fair value and carrying value of the assets transferred through the crediting rates and dividends on their contracts. The after-tax amount of the transfer was $170.8 million which was charged directly to policyholders' contingency reserve.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period or future estimated gross profits or gross margins; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY adopt Codification effective January 1, 2001. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $1,057.3 million and $533.8 million were sold in 1999 and 1998, respectively, and an additional $125.3 million of real estate is expected to be sold in 2000. Net gains on the properties sold amounted to $140.8 million and $64.3 million in 1999 and 1998, respectively. Those properties to be sold subsequent to December 31, 1999 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $254.4 million and $370.0 million at December 31, 1999 and 1998, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. In connection with the Company's plans to dispose of certain real estate holdings, during 1998, an additional contribution was recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $48.0 million and $111.3 million at December 31, 1999 and 1998, respectively. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $51.4 million, amounted to $261.7 million that is included in other policy obligations. The corresponding 1998 amounts were $34.9 million and $261.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $29.2 million in 1999 and $31.4 million in 1998 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $19.7 million in 1999 and $20.1 million in 1998.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments,'' requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 21/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 83/4%.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1999     December 31, 1998
                                   --------------------  --------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  -----------
                                                 (in millions)
Guaranteed investment contracts    $13,111.6  $12,617.2  $12,666.9   $12,599.7
Fixed rate deferred and immediate
 annuities . . . . . . . . . . .     4,685.7    4,656.9    4,375.0     4,412.2
Supplementary contracts without
 life contingencies  . . . . . .        55.7       55.7       42.7        44.7
                                   ---------  ---------  ---------   ---------
                                   $17,853.0  $17,329.8  $17,084.6   $17,056.6
                                   =========  =========  =========   =========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the Internal Revenue Service sets the DER after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $115.0 million in 1999 and $74.9 million in 1998.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. No such refinements were made during 1999 or 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of Insurance of the Commonwealth of Massachusetts. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1999 and 1998.

NOTE 3--BORROWED MONEY

At December 31, 1999, the Company had two syndicated lines of credit with a group of banks totaling $1.0 billion, $500.0 million of which expire on July 29, 2000 and $500.0 million of which expire on June 30, 2001. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance within each line of credit agreement. Under the terms of the agreements, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 1999. At December 31, 1999, the Company had no outstanding borrowings under either agreement.

Interest paid on borrowed money was $7.9 million and $6.6 million during 1999 and 1998, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                         1999      1998
                                                        -------  ---------
                                                         (In millions)
Investment expenses . . . . . . . . . . . . . . . . .   $277.1    $317.5
Interest expense  . . . . . . . . . . . . . . . . . .     41.4      44.3
Depreciation on real estate and other invested assets     22.9      41.6
Real estate and other investment taxes . . . . . . . .    41.8      60.1
                                                        ------    ------
                                                        $383.2    $463.5
                                                        ======    ======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:


                                               1999       1998
                                              --------  ----------
                                                (In millions)
Net gains from asset sales and foreclosures   $ 260.3    $ 303.3
Capital gains tax . . . . . . . . . . . . .    (179.8)    (171.7)
Net capital gains transferred to the IMR . .    (51.5)    (130.9)
                                              -------    -------
  Net Realized Capital Gains  . . . . . . .   $  29.0    $   0.7
                                              =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net unrealized capital losses and other adjustments consist of the following items:


                                                             1999       1998
                                                            --------  ----------
                                                              (In millions)
Net losses from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .   $(193.7)   $ (90.6)
Decrease (increase) in asset valuation reserve . . . . . .     46.7     (123.9)
                                                            -------    -------
Net Unrealized Capital Losses and Other Adjustments . . .   $(147.0)    (214.5)
                                                            =======    =======



NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1999           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   162.3   $    0.4    $    2.5    $   160.2
Obligations of states and
 political subdivisions . . .       111.3        6.6         4.4        113.5
Debt securities issued by
 foreign governments  . . . .       510.0       56.4         7.0        559.4
Corporate securities  . . . .    20,460.3      587.1       970.8     20,076.6
Mortgage-backed securities  .     4,944.2       22.1       167.7      4,798.6
                                ---------   --------    --------    ---------
  Total bonds . . . . . . . .   $26,188.1   $  672.6    $1,152.4    $25,708.3
                                =========   ========    ========    =========

      December 31, 1998
      ----------------
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9    $    0.0    $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9         0.0         96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4         8.2        285.7
Corporate securities  . . . .    18,155.4    1,567.7       294.4     19,428.7
Mortgage-backed securities  .     4,723.4      181.2         5.2      4,899.4
                                ---------   --------    --------    ---------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1    $  307.8    $24,839.3
                                =========   ========    ========    =========



The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                         Statement     Fair
                                           Value       Value
                                         ---------  -----------
                                            (In millions)
Due in one year or less  . . . . . . .   $ 1,515.9   $ 1,513.2
Due after one year through five years .    5,876.1     5,871.2
Due after five years through ten years     6,801.3     6,684.9
Due after ten years  . . . . . . . . .     7,050.6     6,840.4
                                         ---------   ---------
                                          21,243.9    20,909.7
Mortgage-backed securities . . . . . .     4,944.2     4,798.6
                                         ---------   ---------
                                         $26,188.1   $25,708.3
                                         =========   =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Gross gains of $99.1 million in 1999 and $126.4 million in 1998 and gross losses of $94.4 million in 1999 and $62.3 million in 1998 were realized from the sale of bonds.

At December 31, 1999, bonds with an admitted asset value of $26.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $345.3 million and $258.4 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $177.7 million, and gross unrealized depreciation totaled $64.6 million. The fair value of preferred stock totaled $926.7 million at December 31, 1999 and $832.4 million at December 31, 1998.

The Company participates in a security-lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $277.7 million and $421.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $19.3 million, bonds with amortized cost of $54.4 million and real estate with depreciated cost of $9.9 million were non-income as of December 31, 1999.

Restructured commercial mortgage loans aggregated $120.3 million and $230.5 million as of December 31, 1999 and 1998, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                             Year ended December 31
                                            -----------------------
                                               1999          1998
                                            -----------  -------------
                                                 (In millions)
Expected  . . . . . . . . . . . . . . . .      $10.8         $22.5
Actual  . . . . . . . . . . . . . . . . .        6.9          11.6



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------       -------------       -------------       ---------------
                        (In millions)                            (In millions)
Apartments  . . . . .     $1,809.1     East North Central . .      $1,039.8
Hotels  . . . . . . .        404.0     East South Central . .         289.7
Industrial  . . . . .        816.8     Middle Atlantic  . . .       1,657.5
Office buildings  . .      2,309.1     Mountain . . . . . . .         326.7
Retail  . . . . . . .      1,619.4     New England  . . . . .         836.1
1-4 Family  . . . . .          3.4     Pacific  . . . . . . .       2,025.0
Agricultural  . . . .      1,803.6     South Atlantic . . . .       1,823.5
Other . . . . . . . .        400.5     West North Central . .         362.7
                                       West South Central . .         701.9
                                       Other  . . . . . . . .         103.0
                          --------                                 --------
                          $9,165.9                                 $9,165.9
                          ========                                 ========



At December 31, 1999, the fair values of the commercial and agricultural mortgage loan portfolios were $7.2 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1998 were approximately $7.3 billion and $1.3 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 9.0% and 6.50% for other properties, and 10.0% and 7.125% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1999 were $673.5 million, $42.8 million, and $153.1 million, respectively. The corresponding amounts in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $1,018.3 million, $488.5 million and $823.7 million, respectively. The corresponding amounts in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $463.9 million, $449.0 million, and $231.7 million, respectively, at December 31, 1999. The corresponding amounts in 1998 were $458.2 million, $481.2 million, and $238.6 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                              December 31
                                            --------------
                                             1999      1998
                                            -------  --------
                                             (In millions)
Reinsurance recoverables  . . . . . . . .   $ 27.5    $18.6
Funds withheld from reinsurers  . . . . .    227.3     49.5



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $245.7 million at December 31, 1999 and $251.1 million at December 31, 1998.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $44.5 million and $4.9 million of cash to Variable Life in 1999 and 1998, respectively, for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 inforce block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company made a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, taxes, reserve increase, commission expense allowances and premiums. This agreement decreased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $0.8 million and $1.0 million in 1999 and 1998, respectively, for mortality claims from Variable Life. This agreement increased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

John Hancock Reassurance Company of Bermuda (JHReCo, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of the Company's 1997 through 1999 issues of retail long-term care insurance policies. In connection with this agreement, the Company transferred $22.6 million and $1.9 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $17.4 million and $11.7 million in 1999 and 1998, respectively.

JHReCo has a modified coinsurance agreement with the Company to reinsure 30% of the Company's issues prior to January 1, 1997 and 50% of the Company's 1997 through 1999 issues of group long-term care insurance policies. In connection with this agreement, the Company transferred $49.9 million and $38.0 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $3.6 million and $3.9 million in 1999 and 1998, respectively.

JHReCo also has a modified coinsurance agreement with the Company to reinsure 50% of one of the Company's single premium annuity contracts sold in 1999. Premiums, benefits, and reserves ceded to JHReCo in 1999 were

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

$169.4 million, $15.6 million and $166.1 million, respectively. This agreement increased the Company's net gain from operations by $12.6 million in 1999.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997 were transferred to UNICARE in connection with the sale. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter the Company recognized a charge to policyholders' contingency reserves for uncollectible reinsurance of $186.1 million, aftertax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 1999, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, controls, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provided supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $97.6 million in 1999 and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 1999 or 1998. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $257.4 million and $239.3 million, respectively, at December 31, 1999 and $221.3 million and $194.8 million, respectively, at December 31, 1998. Non-qualified plan assets, at fair value, were $1.0 million and $1.2 million at December 31, 1999 and 1998, respectively.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pre-tax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.5 million and $8.1 million in 1999 and 1998, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 1999 and 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The changes in benefit obligation and plan assets are summarized as follows:


                                           Year ended December 31
                                 -------------------------------------------
                                    Pension Benefits        Other Benefits
                                 -----------------------   -----------------
                                    1999         1998       1999       1998
                                 -----------  -----------  --------  ----------
                                                (In millions)
Change in benefit obligation:
Benefit obligation at beginning
 of year . . . . . . . . . . .    $1,808.4     $1,704.0    $ 366.9    $ 381.0
Service cost . . . . . . . . .        33.8         32.8        6.6        6.8
Interest cost  . . . . . . . .       119.0        115.5       23.9       24.4
Actuarial loss/(gain)  . . . .        30.7         55.5       (0.3)     (16.8)
Amendments . . . . . . . . . .        19.9          0.0        0.0        0.0
Benefits paid  . . . . . . . .      (106.5)       (99.4)     (29.0)     (28.5)
                                  --------     --------    -------    -------
Benefit obligation at end of
 year. . . . . . . . . . . . .     1,905.3      1,808.4      368.1      366.9
                                  --------     --------    -------    -------
Change in plan assets:
Fair value of plan assets at
 beginning of year . . . . . .     2,202.2      1,995.5      215.2      172.7
Actual return on plan assets .       277.7        296.1       17.7       39.9
Employer contribution  . . . .        10.9         10.0        0.0        2.6
Benefits paid  . . . . . . . .      (106.5)       (99.4)       0.0        0.0
                                  --------     --------    -------    -------
Fair value of plan assets at
 end of year . . . . . . . . .     2,384.3      2,202.2      232.9      215.2
                                  --------     --------    -------    -------
Funded status  . . . . . . . .       479.0        393.8     (135.2)    (151.7)
Unrecognized actuarial loss  .      (349.7)      (292.0)    (155.7)    (163.0)
Unrecognized prior service cost       39.1         23.1       16.0       17.8
Unrecognized net transition
 (asset) obligation  . . . . .       (11.8)       (23.9)     273.3      294.3
                                  --------     --------    -------    -------
Net amount recognized  . . . .    $  156.6     $  101.0    $  (1.6)   $  (2.6)
                                  --------     --------    -------    -------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The assumptions used in accounting for the benefit plans were as follows:


                                             Year ended December 31
                                   ----------------------------------------
                                       Pension Benefits       Other Benefits
                                   -----------------------   ---------------
                                      1999         1998       1999      1998
                                   -----------  -----------  -------  ---------
                                      7.00%        6.75%      7.00%     6.75%
Discount rate  . . . . . . . . .
                                      8.50%        8.50%      8.50%     8.50%
Expected return on plan assets .
                                      4.77%        4.56%      4.77%     4.00%
Rate of compensation increase  .



For measurement purposes, a 5.50 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25 percent in 2001 and remain at that level thereafter.

Net periodic benefit (credit) cost includes the following components:


                                            Year ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   -----------------------   ---------------
                                      1999         1998       1999      1998
                                   -----------  -----------  -------  ---------
                                                 (In millions)
Service cost . . . . . . . . . .    $  33.8      $  32.8     $  6.6    $  6.8
Interest cost  . . . . . . . . .      119.0        115.5       23.9      24.4
Expected return on plan assets .     (182.9)      (165.6)     (18.2)    (39.9)
Amortization of transition
 (assets) obligation . . . . . .      (12.1)       (11.6)      21.0      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        3.9          6.5        1.8       1.9
Recognized actuarial (gain) loss       (6.3)        (2.6)      (7.1)     19.0
                                    -------      -------     ------    ------
  Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (44.6)     $ (25.0)    $ 28.0    $ 33.1
                                    =======      =======     ======    ======



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                       1-Percentage Point   1-Percentage Point
                                            Increase             Decrease
                                       ------------------  --------------------
                                                   (In millions)
Effect on total of service and
 interest costs  . . . . . . . . . .         $ 2.9               $ (2.6)
Effect on postretirement benefit
 obligations . . . . . . . . . . . .          29.0                (26.1)



NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial service entities.

Total assets of unconsolidated majority-owned affiliates amounted to $16.0 billion at December 31, 1999 and $13.8 billion at December 31, 1998; total liabilities amounted to $14.5 billion at December 31, 1999 and $12.5 billion at December 31, 1998; and total net income was $99.5 million in 1999 and $148.5 million in 1998.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $129.0 million and $62.2 million in 1999 and 1998, respectively, from unconsolidated affiliates.

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                                                          Assets (Liabilities)
                         Number of Contracts/   ----------------------------------------
                           Notional Amounts             1999                  1998
                        ---------------------   ---------------------  -----------------
                                                 Carrying     Fair     Carrying    Fair
                           1999        1998       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  ----------
                                                  (In millions)
Futures contracts to
 sell securities  . .    $ 18,805    $ 11,286     $31.5      $ 31.5     $(3.1)    $  (3.1)
Futures contracts to
 acquire securities .       4,006       1,464      (0.9)       (0.9)     (0.3)       (0.3)
Interest rate swap
 agreements . . . . .    $9,194.0    $7,684.0        --       (27.2)       --      (159.1)
Interest rate cap
 agreements . . . . .       115.0       115.0       0.2         0.2       0.4         0.4
Interest rate floor
 agreements . . . . .       125.0       125.0       0.1         0.1       0.7         0.7
Interest rate swaption
 agreements . . . . .        30.0         0.0      (3.6)       (3.6)       --         0.0
Currency rate swap
 agreements . . . . .     5,797.0     2,881.4        --       (44.8)       --        16.2
Equity collar
 agreements . . . . .          --          --      53.0        53.0      28.6        28.6



Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 2000.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 2000 to 2029. The interest rate cap agreements expire in 2000 to 2008. Interest rate floor agreements expire in 2003. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2000 to 2021. The equity collar agreements expire in 2003.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company's exposure to credit risk is the risk of loss from counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $24.3 million in 1999 and $26.2 million in 1998. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                 December 31, 1999
                                                -------------------
                                                   (In millions)
2000  . . . . . . . . . . . . . . . . . . . .          $19.1
2001  . . . . . . . . . . . . . . . . . . . .           15.9
2002  . . . . . . . . . . . . . . . . . . . .           12.8
2003  . . . . . . . . . . . . . . . . . . . .            8.9
2004  . . . . . . . . . . . . . . . . . . . .            5.3
Thereafter  . . . . . . . . . . . . . . . . .            7.0
                                                       -----
Total minimum payments  . . . . . . . . . . .          $69.0
                                                       =====



NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                  December 31, 1999   Percent
                                                  -----------------  ----------
                                                    (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment  . . . . . . . .      $ 1,126.3           2.8%
  At book value less surrender charge . . . . .        2,845.0           7.1
                                                     ---------         -----
  Total with adjustment . . . . . . . . . . . .        3,971.3           9.9
  Subject to discretionary withdrawal (without
    adjustment) at book
    value . . . . . . . . . . . . . . . . . . .        1,535.8           3.8
  Subject to discretionary withdrawal--separate
    accounts. . . . . . . . . . . . . . . . . .       14,287.3          35.4
Not subject to discretionary withdrawal:
  General account . . . . . . . . . . . . . . .       19,320.6          48.0
  Separate accounts . . . . . . . . . . . . . .        1,175.7           2.9
                                                     ---------         -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .      40,290.7         100.0%
                                                                       =====
Less reinsurance ceded  . . . . . . . . . . . .           (0.1)
                                                     ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts  . . . . . . . . . . . .      $40,290.6
                                                     =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS--CONTINUED
Any liquidation costs associated with the $14.3 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $706.7 million, $6.0 million, $281.1 million and $194.6 million, respectively, at December 31, 1999. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.2 billion at December 31, 1999. The majority of these commitments expire in 2000.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1999, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $493.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1999 and 1998 amounted to $3.4 million and $4.6 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1999, the aggregate outstanding principal balance of the pools of loans was $365.2 million. There were no mortgage loans buy-backs in 1999 and 1998.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1999 were $380.6 million for short-term borrowings and $163.0 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies' amounts to be used to pay benefits to policyholders and claimants of insolvent insurance

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide relief to class members and for legal and administrative costs associated with the settlement amounted to $322.8 million and $283.8 million at December 31, 1999 and 1998, respectively. Costs incurred related to the settlement were $91.1 million and $150.0 million in 1999 and 1998, respectively, which were charged directly to policyholders' contingency reserves. The estimated reserve is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

During 1999, the Company transferred $194.9 million of reserves related to the settlement to Variable Life representing Variable Life's share of the settlement. The Company also contributed $194.9 million of capital to Variable Life during 1999. If Variable Life's share of the settlement increases, the Company will contribute additional capital to Variable Life so that Variable Life's total stockholder's equity would not be impacted.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                 December 31
                                --------------------------------------------
                                        1999                   1998
                                --------------------   ---------------------
                                Carrying     Fair      Carrying       Fair
                                 Amount      Value      Amount        Value
                                ---------  ----------  ----------  ------------
                                                (In millions)
Assets
  Bonds--Note 6 . . . . . . .   $26,188.1  $25,708.3   $23,353.0    $24,839.3
  Preferred stocks--Note 6  .       926.6      926.7       844.7        832.4
  Common stocks--Note 6 . . .       458.4      458.4       269.3        269.3
  Mortgage loans on real
    estate--Note 6  . . . . .     9,165.9    9,009.5     8,223.7      8,619.7
  Policy loans--Note 1  . . .     1,577.8    1,577.8     1,573.8      1,573.8
  Cash and cash
    equivalents--Note 1 . . .     1,160.6    1,160.6     1,348.9      1,348.9
Liabilities
  Guaranteed investment
    contracts--Note 1 . . . .    13,111.6   12,617.2    12,666.9     12,599.7
  Fixed rate deferred and
    immediate annuities--Note
    1 . . . . . . . . . . . .     4,685.7    4,656.9     4,375.0      4,412.2
  Supplementary contracts
    without life
    contingencies--
    Note 1  . . . . . . . . .        55.7       55.7        42.7         44.7
Derivatives assets
 (liabilities) relating
 to:--Note 10
  Futures contracts . . . . .        30.6       30.6        (3.4)        (3.4)
  Interest rate swaps . . . .          --      (27.2)         --       (159.1)
  Currency rate swaps . . . .          --      (44.8)         --         16.2
  Interest rate caps  . . . .         0.2        0.2         0.4          0.4
  Interest rate floors  . . .         0.1        0.1         0.7          0.7
  Equity collar agreements  .        53.0       53.0        28.6         28.6
Commitments--Note 13  . . . .          --    1,195.0          --      1,114.2



The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--SUBSEQUENT EVENTS

 Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. All policyholder membership interests in the Company were extinguished on that date and eligible policyholders of the Company received, in the aggregate, approximately 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In connection with the reorganization, the Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share. Net proceeds from the offering were $1,657.7 million, of which $105.7 million was retained by John Hancock Financial Services, Inc. and $1,552.0 million was contributed to the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

 Establishment of the Closed Block

Under the Plan of Reorganization, effective February 1, 2000, the Company created a closed block for the benefit of policies included therein. The policies included in the closed block are individual and joint traditional whole life insurance policies of the Company that are paying or are expected to pay dividends, and individual term life insurance policies that were in force on February 1, 2000. The purpose of the closed block is to protect the policy dividend expectations of these policies after the demutualization. Unless the Commonwealth of Massachusetts Commissioner of Insurance and, in certain circumstances, the New York Superintendent of Insurance consents to an earlier termination, the closed block will continue in effect until the date none of such policies is in force.

 Acquisition of Long-Term Care Business

On January 3, 2000, the Company signed an agreement to purchase the individual long-term care insurance business of Fortis, Inc. ("Fortis"). The business to be acquired had earned premiums of approximately $124.4 million in 1999 and included approximately 97,000 policies in force as of December 31, 1999. During 1999 the Company's individual long-term care earned premium was $177.3 million and approximately 164,000 individual long-term care policies were in force.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

By late 1999, the Company completed its Year 2000 readiness plan to address issues that could result from computer programs being written using two digits to define the applicable year rather than four to define the applicable year and century. As a result the Company prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to its mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, the Company implemented and monitored its millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

Since January 3, 2000, the Company's information systems, including its mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on its operations, have functioned properly. In addition, the Company has not experienced any significant Year 2000 issues related to interactions with its material business partners. The Company has experienced no disruption in its ability to process claims, update customer accounts, process financial transactions, report accurate data to management and no business interruptions due to Year 2000 issues. While the Company continues to monitor its systems, and those of its material business partners closely to ensure that no unexpected Year 2000 issues develop, the Company has no reason to expect any such issues.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, the Company has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, the Company incurred and expensed approximately $47.0 million in external costs for the project. The estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $70 to $72.5 million. The Company's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners of
John Hancock Variable Annuity Account V of John Hancock Mutual Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account V at December 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                         LARGE CAP     SOVEREIGN   INTERNATIONAL    SMALL CAP
                           GROWTH         BOND      EQUITY INDEX     GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
ASSETS
Cash . . . . .          $     32,050  $    16,848   $     4,261    $     4,725
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . .            119,061,774   64,354,421    16,092,173     17,945,223
Receivable from John
 Hancock Variable
 Series Trust I . . .        190,109       45,339         2,920         51,304
                        ------------  -----------   -----------    -----------
Total assets .           119,283,933   64,416,608    16,099,354     18,001,252
LIABILITIES
Payable to John
 Hancock Variable
 Mutual Life Insurance
 Company. . .                185,523       42,931         2,299         50,609
Asset charges payable         36,635       19,257         4,881          5,421
                        ------------  -----------   -----------    -----------
Total liabilities . .        222,158       62,188         7,180         56,030
                        ------------  -----------   -----------    -----------
Net assets . .          $119,061,775  $64,354,420   $16,092,174    $17,945,222
                        ============  ===========   ===========    ===========





                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
ASSETS
Cash . . . . .            $      520    $    15,067  $     4,802   $     5,614
Investment in shares of
 portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . .              1,922,598     56,976,493   17,335,161    37,908,324
Receivable from John
 Hancock Variable
 Series Trust I  . . .           170         91,100       13,290       446,292
                          ----------    -----------  -----------   -----------
Total assets .             1,923,288     57,082,660   17,353,253    38,360,230
LIABILITIES
Payable to John Hancock
 Variable Mutual Life
 Insurance Company . .            94         88,902       12,604       444,857
Asset charges payable            595         17,265        5,488         7,050
                          ----------    -----------  -----------   -----------
Total liabilities  . .           690        106,167       18,092       451,907
                          ----------    -----------  -----------   -----------
Net assets . .            $1,922,598    $56,976,493  $17,335,161   $37,908,323
                          ==========    ===========  ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 1999


                           MID CAP     SMALL/MID    REAL ESTATE     GROWTH &
                            VALUE      CAP GROWTH     EQUITY         INCOME
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ------------  -----------  -----------  --------------
                         ------------------------------------------------------
ASSETS
Cash . . . . .           $      2,299  $     7,569  $    2,086    $     83,876
Investment in shares of
 portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . .               8,339,394   27,451,276   8,040,832     316,878,147
Receivable from John
 Hancock Variable
 Series Trust I  . . .         24,126        8,580       7,586         490,276
                         ------------  -----------  ----------    ------------
Total assets .              8,365,819   27,467,425   8,050,504     317,452,299
LIABILITIES
Payable to John Hancock
 Mutual Life Insurance
 Company. . .                  23,796        7,480       7,282         478,276
Asset charges payable           2,629        8,670       2,390          95,877
                         ------------  -----------  ----------    ------------
Total liabilities  . .         26,425       16,149       9,672         574,153
                         ------------  -----------  ----------    ------------
Net assets . .           $  8,339,394  $27,451,275  $8,040,832    $316,878,146
                         ============  ===========  ==========    ============





                                             SHORT-TERM          SMALL CAP    INTERNATIONAL
                          MANAGED               BOND               VALUE      OPPORTUNITIES
                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT    SUBACCOUNT
                        ------------  -------------------------  ----------  ---------------
                        -----------------------------------------            ---------------
ASSETS
Cash . . . . .          $    117,222            $         2,835  $    1,336    $    1,495
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . .            453,831,945                 10,129,741   4,966,930     5,587,420
Receivable from John
 Hancock Variable
 Series Trust I . . .        251,468                        406       1,825        31,560
                        ------------  -------------------------  ----------    ----------
Total assets .           454,200,635                 10,132,982   4,970,091     5,620,475
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance Company  .        234,727                         --       1,632        31,341
Asset charges payable        133,964                      3,241       1,529         1,714
                        ------------  -------------------------  ----------    ----------
Total liabilities . .        368,691                      3,241       3,161        33,055
                        ------------  -------------------------  ----------    ----------
Net assets . .          $453,831,944            $    10,129,741  $4,966,930    $5,587,420
                        ============  =========================  ==========    ==========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 1999


                                                        EMERGING
                                EQUITY       GLOBAL     MARKETS       GLOBAL
                                 INDEX        BOND       EQUITY       EQUITY
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              -----------  ----------  ----------  ------------
                              -------------------------------------------------
ASSETS
Cash . . . . .                $    10,259  $    1,797  $      965    $    106
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value . .                  37,536,183   6,371,749   3,919,048     462,850
Receivable from John Hancock
 Variable Series Trust I  .        36,944       1,055      54,980       9,048
                              -----------  ----------  ----------    --------
Total assets .                 37,583,386   6,374,601   3,974,993     472,004
LIABILITIES
Payable to John Hancock
 Mutual Life Insurance
 Company. . .                      35,472         799      54,828       9,032
Asset charges payable . . .        11,731       2,054       1,117         122
                              -----------  ----------  ----------    --------
Total liabilities . . . . .        47,203       2,852      55,945       9,154
                              -----------  ----------  ----------    --------
Net assets . .                $37,536,183  $6,371,748  $3,919,048    $462,850
                              ===========  ==========  ==========    ========





                                                       SMALL/MID
                                              BOND        CAP       HIGH YIELD
                                             INDEX        CORE         BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
ASSETS
Cash . . . . .                              $    204    $    126     $    215
Investment in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value. . . .                                870,077     523,359      838,888
Receivable from John Hancock Variable
 Series Trust I  . . . . . . . . . . . .         517          19          123
                                            --------    --------     --------
Total assets .                               870,798     523,504      839,226
LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company . . . . . . . . . . .         488           0           92
Asset charges payable  . . . . . . . . .         233         145          246
                                            --------    --------     --------
Total liabilities  . . . . . . . . . . .         721         145          338
                                            --------    --------     --------
Net assets . .                              $870,077    $523,359     $838,888
                                            ========    ========     ========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999


                                                    INTERNATIONAL
                          LARGE CAP    SOVEREIGN       EQUITY       SMALL CAP
                           GROWTH        BOND           INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                         -----------  ------------  -------------  ------------
                         ------------------------------------------------------
Investment income:
 Distributions received
  from the portfolios
  of John Hancock
  Variable Series Trust
  I. . . . .             $18,342,569  $ 5,110,938    $   508,352    $2,144,607
Expenses:
 Mortality and expense
  risks. . .               1,482,941      947,462        183,679       133,688
                         -----------  -----------    -----------    ----------
Net investment income     16,859,628    4,163,476        324,673     2,010,919
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain . .     4,073,257      109,638        123,828       434,355
 Net unrealized
  appreciation
  (depreciation) during
  the year . .               903,299   (5,911,721)     3,102,659     3,826,071
                         -----------  -----------    -----------    ----------
Net realized and
 unrealized gain (loss)
 on investments  . . .     4,976,556   (5,802,083)     3,226,487     4,260,426
                         -----------  -----------    -----------    ----------
Net increase (decrease)
 in net assets
 resulting from
 operations.             $21,836,184  $(1,638,607)   $ 3,551,160    $6,271,345
                         ===========  ===========    ===========    ==========





                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE         MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         -------------  -----------  ------------  ------------
                         ------------------------------------------------------
Investment income:
 Distributions received
  from the portfolios
  of John Hancock
  Variable Series Trust
  I. . . . .               $151,939     $ 5,745,254  $ 1,179,523    $1,539,950
Expenses:
 Mortality and expense
  risks. . .                 23,932         357,305      244,878       431,489
                           --------     -----------  -----------    ----------
Net investment income       128,007       5,387,949      934,645     1,108,461
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain . .       15,882       1,050,450      539,669            --
 Net unrealized
  appreciation
  (depreciation) during
  the year . .              (68,286)     18,610,652   (1,396,594)           --
                           --------     -----------  -----------    ----------
Net realized and
 unrealized gain (loss)
 on investments  . . .      (52,404)     19,661,102     (856,925)           --
                           --------     -----------  -----------    ----------
Net increase in net
 assets resulting from
 operations.               $ 75,603     $25,049,051  $    77,720    $1,108,461
                           ========     ===========  ===========    ==========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                          YEAR ENDED DECEMBER 31, 1999


                          MID CAP      SMALL/MID    REAL ESTATE    GROWTH &
                           VALUE      CAP GROWTH      EQUITY        INCOME
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  -----------  --------------
                        -------------------------------------------------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .   $    53,675   $ 4,246,877   $ 600,247     $36,392,259
Expenses:
 Mortality and expense
  risks. . .                123,627       420,523     129,584       4,201,446
                        -----------   -----------   ---------     -----------
Net investment income
 (loss). . .                (69,952)    3,826,354     470,663      32,190,813
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . .              (254,952)      399,945     (92,504)     15,160,252
 Net unrealized
  appreciation
  (depreciation)
  during the year . .       618,167    (3,280,556)   (730,039)     (5,474,059)
                        -----------   -----------   ---------     -----------
Net realized and
 unrealized gain
 (loss) on investments      363,215    (2,880,611)   (822,543)      9,686,193
                        -----------   -----------   ---------     -----------
Net increase
 (decrease) in net
 assets resulting from
 operations.            $   293,263   $   945,743   $(351,880)    $41,877,006
                        ==========    ==========    ========      =========





                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                           MANAGED         BOND       VALUE      OPPORTUNITIES
                          SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                         -------------  ----------  ----------  ---------------
                         ------------------------------------------------------
Investment income:
 Distributions received
  from the portfolios
  of John Hancock
  Variable Series Trust
  I. . . . .             $ 43,322,263   $ 648,035   $ 118,229     $  365,230
Expenses:
 Mortality and expense
  risks. . .                6,050,915     153,778      72,197         59,794
                         ------------   ---------   ---------     ----------
Net investment income      37,271,348     494,257      46,032        305,436
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss) . . .             13,242,362     (44,141)    (53,268)        93,374
 Net unrealized
  appreciation
  (depreciation) during
  the year . .            (17,337,479)   (302,472)   (259,016)       910,846
                         ------------   ---------   ---------     ----------
Net realized and
 unrealized gain (loss)
 on investments  . . .     (4,095,117)   (346,613)   (312,284)     1,004,220
                         ------------   ---------   ---------     ----------
Net increase (decrease)
 in net assets
 resulting from
 operations.             $ 33,176,231   $ 147,644   $(266,252)    $1,309,656
                         ==========     ========    ========      ========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                          YEAR ENDED DECEMBER 31, 1999


                                                        EMERGING
                                 EQUITY      GLOBAL     MARKETS       GLOBAL
                                 INDEX        BOND       EQUITY       EQUITY
                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               ----------  ----------  ----------  ------------
                               ------------------------------------------------
Investment income:
 Distributions received from
  the portfolios of John
  Hancock Variable Series
  Trust I . .                  $1,573,308  $ 357,297    $133,260     $ 2,525
Expenses:
 Mortality and expense risks      425,094     96,943      15,274       2,796
                               ----------  ---------    --------     -------
Net investment income (loss)    1,148,214    260,354     117,986        (271)
Net realized and unrealized
 gain (loss) on investments:
 Net realized gain . . . . .    1,156,261      5,653      16,217       4,717
 Net unrealized appreciation
  (depreciation) during the
  year. . . .                   3,046,576   (509,175)    813,675      61,235
                               ----------  ---------    --------     -------
Net realized and unrealized
 gain (loss) on investments     4,202,837   (503,522)    829,892      65,952
                               ----------  ---------    --------     -------
Net increase (decrease) in
 net assets resulting from
 operations.                   $5,351,051  $(243,168)   $947,878     $65,681
                               ==========  =========    ========     =======





                                                       SMALL/MID
                                              BOND        CAP       HIGH YIELD
                                             INDEX        CORE         BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
                                           ------------------------------------
Investment income:
 Distributions received from the
  portfolios of John Hancock Variable
  Series Trust I . . . . . . . . . . . .   $ 29,649     $44,552     $ 34,851
Expenses:
 Mortality and expense risks . . . . . .      5,482       2,736        5,871
                                           --------     -------     --------
Net investment income (loss) . . . . . .     24,167      41,816       28,980
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain . . . . . . . . . . .     (9,186)      1,922       (8,390)
 Net unrealized appreciation
  (depreciation) during the year . . . .    (26,906)     23,078       (5,664)
                                           --------     -------     --------
Net realized and unrealized gain (loss)
 on investments  . . . . . . . . . . . .    (36,092)     25,000      (14,054)
                                           --------     -------     --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .   $(11,925)    $66,816     $ 14,926
                                           ========     =======     ========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                    LARGE CAP                     SOVEREIGN                  INTERNATIONAL
                                                     GROWTH                         BOND                      EQUITY INDEX
                                                   SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                           ---------------------------   ---------------------------   -------------------------
                                               1999           1998           1999           1998           1999          1998
                                           -------------  -------------  -------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income                     $ 16,859,628   $  8,303,744   $  4,163,476   $  4,796,354   $    324,673   $ 1,738,799
 Net realized gain . . . . . . . . . . .      4,073,257      2,641,689        109,638        783,459        123,828       145,144
 Net unrealized appreciation
  (depreciation) during the period              903,299     14,128,485     (5,911,721)    (1,057,657)     3,102,659       155,009
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations                   21,836,184     25,073,918     (1,638,607)     4,522,156      3,551,160     2,038,952
From contractowner transactions:
 Net premiums from contractowners            17,106,281     17,001,606      6,125,815     18,017,885      2,434,242     1,729,481
 Net benefits to contractowners             (16,190,166)   (11,554,786)   (14,061,118)   (14,635,884)   (2,262,274)    (2,485,008)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
 from contractowner transactions                916,115      5,446,820     (7,935,303)     3,382,001        171,968      (755,527)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets        22,752,299     30,520,738     (9,573,910)     7,904,157      3,723,128     1,283,425
Net assets at beginning of period            96,309,476     65,788,738     73,928,330     66,024,173     12,369,046    11,085,621
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net assets at end of period                $119,061,775   $ 96,309,476   $ 64,354,420   $ 73,928,330   $ 16,092,174   $12,369,046
                                           ============   ============   ============   ============   ============   ===========





                                                         SMALL CAP                INTERNATIONAL
                                                          GROWTH                    BALANCED                MID CAP GROWTH
                                                        SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                 -------------------------   -----------------------   -------------------------
                                                    1999          1998          1999         1998         1999           1998
                                                 ------------  ------------  -----------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                    $ 2,010,919   $   (91,832)  $  128,007   $   81,545   $ 5,387,949    $   882,141
 Net realized gain . . . . . . . . . . . . . .       434,355        59,755       15,882       14,695     1,050,450        239,284
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .     3,826,071       776,490      (68,286)     111,726    18,610,652      1,681,410
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations.                                       6,271,345       744,413       75,603      207,966    25,049,051      2,802,835
From contractowner transactions:
 Net premiums from contractowners                  5,958,593     2,192,047      604,006      447,328    25,603,315      3,735,799
 Net benefits to contractowners                   (1,631,879)   (1,795,362)    (320,652)    (247,411)   (5,173,063)    (1,474,700)
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets from contractowner
 transactions                                      4,326,714       396,685      283,354      199,917    20,430,252      2,261,099
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets                        10,598,059     1,141,098      358,957      407,883    45,479,303      5,063,934
Net assets at beginning of period                  7,347,163     6,206,065    1,563,641    1,155,758    11,497,190      6,433,256
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net assets at end of period                      $17,945,222   $ 7,347,163   $1,922,598   $1,563,641   $56,976,493    $11,497,190
                                                 ===========   ===========   ==========   ==========   ===========    ===========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                LARGE CAP VALUE               MONEY MARKET                  MID CAP VALUE
                                                  SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                           -------------------------   ---------------------------   ---------------------------
                                              1999          1998           1999           1998           1999            1998
                                           ------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $   934,645   $   598,312   $  1,108,461   $    929,073   $    (69,952)   $    (59,542)
 Net realized gain (loss)                      539,669       264,947             --             --       (254,952)        269,604
 Net unrealized appreciation
  (depreciation) during the period          (1,396,594)       66,958             --             --        618,167      (1,711,574)
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                      77,720       930,217      1,108,461        929,073        293,263      (1,501,512)
From contractowner transactions:
 Net premiums from contractowners            5,847,194     5,378,807     36,444,289     27,289,491      1,829,806       4,717,198
 Net benefits to contractowners             (3,622,411)   (1,533,709)   (25,978,765)   (25,630,362)     2,968,935      (2,637,290)
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 from contractowner transactions             2,224,783     3,845,098     10,465,524      1,659,129     (1,139,129)      2,079,908
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets        2,302,503     4,775,315     11,573,985      2,588,202       (845,866)        578,396
Net assets at beginning of period           15,032,658    10,257,343     26,334,338     23,746,136      9,185,260       8,606,864
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net assets at end of period                $17,335,161   $15,032,658   $ 37,908,323   $ 26,334,338   $  8,339,394    $  9,185,260
                                           ===========   ===========   ============   ============   ============    ============





                                                     SMALL/MID                  REAL ESTATE
                                                    CAP GROWTH                    EQUITY                   GROWTH & INCOME
                                                    SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                             -------------------------   -------------------------   ---------------------------
                                                1999          1998          1999          1998           1999            1998
                                             ------------  ------------  ------------  ------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                $ 3,826,354   $   122,583   $   470,663   $   609,047   $ 32,190,813    $ 25,563,909
 Net realized gain (loss)                        399,945       762,758       (92,504)      586,891     15,160,252       6,654,245
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (3,280,556)      276,626      (730,039)   (3,962,661)    (5,474,059)     31,701,599
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                       945,743     1,161,967      (351,880)   (2,766,723)    41,877,006      63,919,753
From contractowner transactions:
 Net premiums from contractowners              1,128,075     2,472,444       777,820     1,760,010     24,857,104      40,928,905
 Net benefits to contractowners               (6,127,346)   (6,731,986)   (3,493,815)   (4,073,675)   (46,191,581)    (31,860,895)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets from
 contractowner transactions                   (4,999,271)   (4,259,542)   (2,715,995)   (2,313,665)   (21,334,477)      9,068,010
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets         (4,053,528)   (3,097,575)   (3,067,875)   (5,080,388)    20,542,529      72,987,763
Net assets at beginning of period             31,504,803    34,602,378    11,108,707    16,189,095    296,335,617     223,347,854
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net assets at end of period                  $27,451,275   $31,504,803   $ 8,040,832   $11,108,707   $316,878,146    $296,335,617
                                             ===========   ===========   ===========   ===========   ============    ============




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                               SMALL CAP
                                                       MANAGED                  SHORT-TERM BOND                  VALUE
                                                     SUBACCOUNT                   SUBACCOUNT                  SUBACCOUNT
                                             ---------------------------   -------------------------   -------------------------
                                                 1999           1998          1999          1998          1999           1998
                                             -------------  -------------  ------------  ------------  ------------  --------------
                                             ------------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                $ 37,271,348   $ 37,552,726   $   494,257   $   449,482   $    46,032    $   (47,890)
 Net realized gain (loss)                      13,242,362     10,623,894       (44,141)       14,586       (53,268)       150,814
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (17,337,479)    24,957,669      (302,472)      (48,706)     (259,016)      (589,688)
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                     33,176,231     73,134,289       147,644       415,362      (266,252)      (486,764)
From contractowner transactions:
 Net premiums from contractowners              26,103,091     35,851,937     2,678,833     6,583,392     1,544,917      2,419,718
 Net benefits to contractowners               (57,885,885)   (58,855,266)   (3,575,447)   (4,670,736)   (1,814,972)    (1,547,277)
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets from
 contractowner transactions                   (31,782,794)   (23,003,329)     (896,614)    1,912,656      (270,055)       872,441
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets           1,393,437     50,130,960      (748,970)    2,328,018      (536,307)       385,677
Net assets at beginning of period             452,438,507    402,307,547    10,878,711     8,550,693     5,503,237      5,117,560
                                             ------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period                  $453,831,944   $452,438,507   $10,129,741   $10,878,711   $ 4,966,930    $ 5,503,237
                                             ============   ============   ===========   ===========   ===========    ===========





                                                      INTERNATIONAL
                                                      OPPORTUNITIES              EQUITY INDEX                 GLOBAL BOND
                                                       SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                                                 -----------------------   -------------------------   -------------------------
                                                    1999         1998         1999          1998          1999           1998*
                                                 -----------  -----------  ------------  ------------  ------------  --------------
                                                                                                       ----------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                    $  305,436   $  (20,748)  $ 1,148,214   $   362,923   $   260,354    $   202,315
 Net realized gain . . . . . . . . . . . . . .       93,374       75,574     1,156,261       845,260         5,653         37,391
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .      910,846      368,629     3,046,576     2,664,448      (509,175)        87,433
                                                 ----------   ----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .    1,309,656      423,455     5,351,051     3,872,631      (243,168)       327,139
From contractowner transactions:
 Net premiums from contractowners                 1,114,550    1,101,733    16,549,995    11,289,799     1,954,549      3,855,785
 Net benefits to contractowners                    (526,741)    (847,207)   (6,724,431)   (4,300,021)   (1,590,153)    (1,148,915)
                                                 ----------   ----------   -----------   -----------   -----------    -----------
Net increase in net assets from contractowner
 transactions                                       587,809      254,526     9,825,564     6,989,778       364,396      2,706,870
                                                 ----------   ----------   -----------   -----------   -----------    -----------
Net increase  in net assets                       1,897,465      677,981    15,176,615    10,862,409       121,228      3,034,009
Net assets at beginning of period                 3,689,955    3,011,974    22,359,568    11,497,159     6,250,520      3,216,511
                                                 ----------   ----------   -----------   -----------   -----------    -----------
Net assets at end of period                      $5,587,420   $3,689,955   $37,536,183   $22,359,568   $ 6,371,748    $ 6,250,520
                                                 ==========   ==========   ===========   ===========   ===========    ===========




See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      YEARS AND PERIODS ENDED DECEMBER 31,


                            EMERGING            GLOBAL
                         MARKETS EQUITY         EQUITY             BOND INDEX
                           SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                        ------------------  ----------------  --------------------
                           1999      1998*    1999     1998*     1999        1998*
                        -----------  -----  ---------  -----  -----------  ----------
                        -------------------------------------------------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . .           $  117,986   $--    $   (271)  $--    $   24,167    $   699
 Net realized gain
  (loss). . .               16,217      --     4,717      --      (9,186)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      813,675      --    61,235      --     (26,906)      (732)
                        ----------   ----   --------   ----   ----------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations.               947,878      --    65,681      --     (11,925)       (33)
From contractowner
 transactions:
 Net premiums from
  contractowners. . .    3,597,360      --   431,150      --   1,023,977     49,951
 Net benefits to
  contractowners. . .     (626,190)     --   (33,981)     --    (191,893)        --
                        ----------   ----   --------   ----   ----------    -------
Net increase in net
 assets from
 contractowner
 transactions            2,971,170      --   397,169      --     832,084     49,951
                        ----------   ----   --------   ----   ----------    -------
Net increase in net
 assets. . .             3,919,048      --   462,850      --     820,159     49,918
Net assets at
 beginning of period            --      --        --      --      49,918         --
                        ----------   ----   --------   ----   ----------    -------
Net assets at end of
 period. . .            $3,919,048   $--    $462,850   $--    $  870,077    $49,918
                        ==========   ====   ========   ====   ==========    =======





                                  SMALL/MID CAP CORE        HIGH YIELD
                                      SUBACCOUNT          BOND SUBACCOUNT
                                 --------------------  ---------------------
                                   1999      1998*        1999        1998*
                                 ---------  ---------  -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $ 41,816   $   (16)   $   28,980    $    377
 Net realized gain (loss)  . .      1,922                  (8,390)
 Net unrealized appreciation
  (depreciation) during the
  period. . .                      23,078     1,408        (5,664)       (357)
                                 --------   -------    ----------    --------
Net increase in net assets
 resulting from operations . .     66,816     1,392        14,926          20
From contractowner
 transactions:
 Net premiums from
  contractowners . . . . . . .    432,413    22,738     1,211,937      76,387
 Net benefits to contractowners        --        --      (449,524)    (14,858)
                                 --------   -------    ----------    --------
Net increase in net assets from
 contractowner transactons . .    432,413    22,738       762,413      61,529
                                 --------   -------    ----------    --------
Net increase in net assets . .    499,229    24,130       777,339      61,549
Net assets at beginning of
 period. . .                       24,130        --        61,549          --
                                 --------   -------    ----------    --------
Net assets at end of period  .   $523,359   $24,130    $  838,888    $ 61,549
                                 ========   =======    ==========    ========




---------
* From May 1, 1998 (commencement of operations).


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock).
 The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. Currently, the Account funds the Accommodator 2000, Independence Preferred, Market Place Variable Annuity, Independence 2000 and Patriot Annuity contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The twenty-three Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond) Portfolios. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHMLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.25%, 1.50% of net assets of the Accomodator 2000 and Independence Preferred Contracts, respectively.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  JHMLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

3. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1999 were as follows:


         PORTFOLIO            SHARES OWNED      COST          VALUE
         ---------            ------------  ------------  --------------
Large Cap Growth  . . . . .     4,356,075   $ 94,197,545   $119,061,774
Sovereign Bond  . . . . . .     7,053,927     69,559,458     64,354,421
International Equity Index .      819,152     13,380,176     16,092,173
Small Cap Growth  . . . . .       938,781     12,913,733     17,945,223
International Balanced  . .       179,592      1,913,701      1,922,598
Mid Cap Growth  . . . . . .     1,949,297     35,830,287     56,976,493
Large Cap Value . . . . . .     1,284,973     17,459,048     17,335,161
Money Market  . . . . . . .     3,790,832     37,908,324     37,908,324
Mid Cap Value . . . . . . .       652,698      9,151,955      8,339,394
Small/Mid Cap Growth  . . .     1,955,921     30,094,235     27,451,276
Real Estate Equity  . . . .       700,788     10,068,207      8,040,832
Growth & Income . . . . . .    15,834,947    253,581,226    316,878,147
Managed . . . . . . . . . .    29,377,595    397,219,793    453,831,945
Short-Term Bond . . . . . .     1,041,953     10,476,987     10,129,741
Small Cap Value . . . . . .       454,967      5,649,072      4,966,930
International Opportunities       368,263      4,348,509      5,587,420
Equity Index  . . . . . . .     1,834,794     30,922,693     37,536,183
Global Bond . . . . . . . .       648,928      6,787,374      6,371,749
Emerging Markets Equity . .       319,603      3,105,373      3,919,048
Global Equity . . . . . . .        38,142        401,615        462,850
Bond Index  . . . . . . . .        93,375        897,716        870,077
Small/Mid Cap CORE  . . . .        53,320        498,874        523,359
High Yield Bond . . . . . .        93,350        844,909        838,888

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1999, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
------------------------------------------------------------------
Large Cap Growth  . . . . . . . . . .   $26,548,142   $ 8,772,400
Sovereign Bond  . . . . . . . . . . .     7,336,460    11,108,287
International Equity Index  . . . . .     2,253,449     1,756,809
Small Cap Growth  . . . . . . . . . .     7,799,925     1,462,292
International Balanced  . . . . . . .       726,042       314,680
Mid Cap Growth  . . . . . . . . . . .    28,121,821     2,303,619
Large Cap Value . . . . . . . . . . .     5,543,653     2,384,225
Money Market  . . . . . . . . . . . .    29,091,010    17,517,023
Mid Cap Value . . . . . . . . . . . .     1,284,050     2,493,131
Small/Mid Cap Growth  . . . . . . . .     4,547,757     5,720,673
Real Estate Equity  . . . . . . . . .     1,126,602     3,371,935
Growth & Income . . . . . . . . . . .    43,080,850    32,224,512
Managed . . . . . . . . . . . . . . .    46,415,397    40,926,842
Short-Term Bond . . . . . . . . . . .     2,808,507     3,210,865
Small Cap Value . . . . . . . . . . .     1,228,679     1,452,701
International Opportunities . . . . .     1,380,319       487,073
Equity Index  . . . . . . . . . . . .    14,453,758     3,479,981
Global Bond . . . . . . . . . . . . .     2,012,873     1,388,123
Emerging Markets Equity . . . . . . .     3,865,377       776,221
Global Equity . . . . . . . . . . . .       458,227        61,329
Bond Index  . . . . . . . . . . . . .     1,052,966       196,714
Small/Mid Cap CORE  . . . . . . . . .       512,845        38,615
High Yield Bond . . . . . . . . . . .     1,269,161       477,768

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

4. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                   ACCOMODATOR 2000         INDEPENDENCE PREFERRED       MARKET PLACE ANNUITY
                              --------------------------  --------------------------  --------------------------
                              ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO               SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ------------  ------------  ------------  ------------  ------------  --------------
------------------------------
Large Cap Growth  . . . . .      484,197       $77.17       2,259,553      $32.25          --             --
Sovereign Bond  . . . . . .    1,509,395        22.70      19,998,782       13.49          --             --
International Equity Index .     203,958        24.01         586,597       17.14          --             --
Small Cap Growth  . . . . .      125,502        21.19         624,592       20.99          --             --
International Balanced . . .       9,415        12.98         108,097       12.86          --             --
Mid Cap Growth  . . . . . .      210,594        34.75       1,001,995       34.44          --             --
Large Cap Value . . . . . .       61,630        15.78         831,061       15.64          --             --
Money Market  . . . . . . .      818,998        16.92       1,457,015       12.06          --             --
Mid Cap Value . . . . . . .       69,233        13.73         477,893       13.61          --             --
Small/Mid Cap Growth . . . .     146,284        18.98       1,308,539       18.75          --             --
Real Estate Equity  . . . .      185,117        19.31         315,298       13.64          --             --
Growth & Income . . . . . .    2,075,040        67.47       5,623,470       29.01          --             --
Managed . . . . . . . . . .    6,958,760        38.51       8,401,827       20.13          --             --
Short-Term Bond . . . . . .       64,795        12.48         639,137       12.33          --             --
Small Cap Value . . . . . .       36,848        12.03         307,604       11.92          --             --
International Opportunities       36,109        16.14         262,343       16.00          --             --
Equity Index  . . . . . . .      176,947        22.54       1,067,064       22.33          --             --
Global Bond . . . . . . . .       25,776        11.87         434,233       11.76          --             --
Emerging Markets Equity . .       21,402        16.60         153,955       16.55          --             --
Global Equity . . . . . . .        2,612        12.64           5,778       12.60          --             --
Bond Index  . . . . . . . .       24,125         9.63              --          --          --             --
Small/Mid Cap CORE  . . . .        2,314        12.73           5,792       12.70          --             --
High Yield Bond . . . . . .          761        10.27          28,686       10.24          --             --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                                INDEPEDENCE PREFERRED         PATRIOT ANNUITY             PATRIOT ANNUITY
                                         2000                GREATER THAN 250              LESS THAN 250
                              --------------------------  --------------------------  --------------------------
                              ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO               SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ------------  ------------  ------------  ------------  ------------  --------------
                              ------------------------------------------------------------------------------------
Large Cap Growth  . . . . .     144,371        $48.81       135,772        $12.31        10,686         $12.34
Sovereign Bond  . . . . . .     175,505         18.25            --            --            --             --
International Equity Index .     33,821         20.74        29,650         12.59         5,632          12.62
Small Cap Growth  . . . . .     103,234         21.07            --            --            --             --
International Balanced . . .     14,652         12.91        18,446         10.16         3,343          10.18
Mid Cap Growth  . . . . . .     260,156         34.56       259,506         21.87        22,457          21.92
Large Cap Value . . . . . .     117,471         15.70       135,784         10.20        13,363          10.22
Money Market  . . . . . . .     466,032         13.91            --            --            --             --
Mid Cap Value . . . . . . .      47,491         13.66        18,198         10.44         4,479          10.46
Small/Mid Cap Growth . . . .      7,146         18.83            --            --            --             --
Real Estate Equity  . . . .       5,663         20.03         2,758          9.60         2,681           9.63
Growth & Income . . . . . .     323,946         42.42            --            --            --             --
Managed . . . . . . . . . .     566,187         27.95        64,116         10.80        17,730          10.83
Short-Term Bond . . . . . .     102,301         12.38        13,076         10.17         3,797          10.19
Small Cap Value . . . . . .      25,866         11.96        36,839          9.56        20,568           9.58
International Opportunities      14,689         16.05        44,337         12.91            --             --
Equity Index  . . . . . . .     312,480         22.41       204,895         11.97        22,088          12.00
Global Bond . . . . . . . .      61,087         11.81        24,396          9.65            --             --
Emerging Markets Equity . .      45,819         16.57        14,139         17.48           496          17.52
Global Equity . . . . . . .       9,114         12.61        15,435         12.11         4,538          12.14
Bond Index  . . . . . . . .      15,581          9.60        30,610          9.63        20,002           9.66
Small/Mid Cap CORE  . . . .      10,349         12.71        23,107         11.96         1,039          11.99
High Yield Bond . . . . . .      18,159         10.25        26,978         10.35         6,943          10.38



5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHMLICO or the Fund.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

      1.     Condensed Financial Information. (Part A)
      2.     Statement of Assets and Liabilities, John Hancock Variable
             Annuity Account V. (Part B)
      3.     Statement of Operations, John Hancock Variable Annuity Account
             V. (Part B)
      4.     Statement of Changes in Net Assets, John Hancock Variable
             Annuity Account V. (Part B)
      5.     Notes to Financial Statements, John Hancock Variable Annuity
             Account V. (Part B)
      6.     Statement of Financial Position, John Hancock Mutual Life
             Insurance Company. (Part B)
      7.     Summary of Operations and Changes in Policyholders' Contingency
             Reserves, John Hancock Mutual Life Insurance Company. (Part B)
      8.     Statement of Cash Flows, John Hancock Mutual Life Insurance
             Company, for each of the two years in the period ended December
             31, 1999. (Part B)
      9.     Notes to Financial Statements, John Hancock Mutual Life
             Insurance Company. (Part B)

  (B) EXHIBITS:


      1.     John Hancock Board Resolution establishing the John Hancock
             Variable Annuity Account V, dated May 11, 1987, included in the original Form N-4 Registration Statement of John Hancock
             Variable Annuity Account V (File No. 33-15672) filed on July 8,
             1987.
      2.     Not Applicable.
      3.     Form of Distribution and Servicing Agreement by and among John
             Hancock Distributors, Inc., John Hancock Mutual Life Insurance
             Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life
             Account S (File No. 333-15075) filed April 23, 1997.
      4. (a) Form of flexible payment deferred annuity contract, included in the original Form N-4 Registration Statement of John Hancock
             Variable Annuity Account V (File No. 33-15672) filed on July 8,
             1987.
         (b) Form of single payment immediate annuity contract, included in the original Form N-4 Registration Statement of John Hancock
             Variable Annuity Account V (File No. 33-15672) filed on July 8,
             1987.
      5.     Form of annuity contract application, included in the original
             Form N-4 Registration Statement of John Hancock Variable Annuity
             Account V (File No. 33-15672) filed on July 8, 1987.
      6.     Charter and By-Laws of John Hancock Mutual Life Insurance
             Company, included in the original Form N-4 Registration
             Statement of John Hancock Variable Annuity Account V
             (File No. 33-15672) filed on July 8, 1987.
      7.     Not Applicable.
      8.     Not Applicable.


      9. Opinion and Consent of Counsel as to legality of interests being offered, included in Pre-Effective Amendment No. 1 to the Form
             N-4 Registration Statement of John Hancock Variable Annuity
             Account V (File No. 33-15672) filed on October 19, 1988.
     10. (a) Consent of Independent Auditors.
     10. (b) Representation of Counsel Pursuant to Rule 485(b).
     12.     Not Applicable.
     13.     Diagram of Subsidiaries of John Hancock Mutual Life Insurance
             Company incorporated by reference from Post-Effective Amendment No.
             9 to Form N-1A Registration Statement of John Hancock Variable
             Annuity Account H (File No. 333-08345) filed April 28, 1999.
     14. Power of Attorney of Robert J. Tarr, Jr., incorporated by reference from Post-Effective Amendment No. 4 to Registration Statement of
             John Hancock Mutual Variable Life Account UV (File No. 33-63900) filed April 23, 1997. Copy of Power of Attorney for Michael C.
             Hawley filed on April 30, 1996. Copies of Powers of Attorney for all other directors, included in Post-Effective Amendment No. 9 to this File No. 33-15672, filed April 26, 1995.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

  DIRECTORS

NAME                   POSITION WITH DEPOSITOR
----                   -----------------------
Foster L. Aborn        Director
Samuel W. Bodman       Director
Nelson S. Gifford      Director
Richard F. Syron       Director
E. James Morton        Director
John F. Magee          Director
John M. Connors, Jr.   Director
Stephen L. Brown       Chairman of the Board
Michael C. Hawley      Director
I. MacAllister Booth   Director
Robert J. Tarr, Jr.    Director
David F. D'Alessandro  President and Chief Executive Officer
Robert E. Fast         Director
Kathleen F. Feldstein  Director
Wayne A. Budd          Director, Executive Vice President and General Counsel

  EXECUTIVE OFFICERS OTHER THAN DIRECTORS

NAME                               POSITION WITH DEPOSITOR
----                               -----------------------
Thomas E. Moloney                  Chief Financial Officer
Derek Chilvers                     Chairman and Chief Executive Officer of John
                                   Hancock International Holings, Inc.

John M. Deciccio                   Executive Vice President and Chief Investment
                                   Officer
Maureen R. Ford                    President, Broker-Dealer Distribution and
                                   Financial Advisory Network
Kathleen M. Graveline              Executive Vice President Retail
Barry J. Rubenstein                Vice President, Counsel and Secretary


  All of the above-named officers and directors can be contacted at the fol-lowing business address: John Hancock Mutual Life Insurance Company, John Han-cock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of John Hancock, operated as a unit invest-ment trust. Registrant supports benefits payable under John Hancock's variable annuity contracts by investing in shares of John Hancock Variable Series Trust I (the "Fund") a "series" type of mutual fund, registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and John Hancock Variable Life Insurance Company ("JHVLICO") own all of the Fund's outstanding shares. The purchasers of variable annuity and variable life insurance con-tracts, in connection with which the Fund is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, John Hancock directly controls Registrant.

  A diagram of the subsidiaries John Hancock is incorporated by reference from
Exhibit 17 to Post-Effective Amendment No. 19 to Form N-1A Registration State-ment of John Hancock Variable Series Trust I (File No. 33-2081) filed February 27, 1998.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of September 30, 2000, the number of Contract Owners of contracts offered by Account was 66,059.

ITEM 28. INDEMNIFICATION

  Article 9 of the By-Laws of John Hancock provides indemnification to each present and former trustee, officer, and employee of John Hancock against lit-igation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of John Hancock. John Hancock may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an under-taking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indem-nify or advance any expenses to the trustees, shareholders, officers, or em-ployees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Reg-istrant shall indemnify any trustee made a party to any proceeding by reason of serv-ice in that capacity if the trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or of-ficer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnifi-cation shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indem-nified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as de-fined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ulti-mately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or
(3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents pre-viously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Registration Statement of the Fund (File No. 33-2081) dated March, 1994), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life In-surance Company (Exhibit 5.a. to the Fund's Registration Statement (File No. 33-2081) dated December 11, 1985), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994),
Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April __, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986,
Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc. and John Hancock Mutual Life Insurance Company (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Regis-trant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnifi-cation against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) John Hancock Distributors, Inc., is also the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and I, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

  (b) Reference is made to the response to Item 25, above.

  (c) The information under "Distribution Agreement and Other Services--Dis-tribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated be-low) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  John Hancock Distributors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and in such capacities, keeps records regarding shareholders account records and cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant's depositor, investment adviser, and transfer agent, keeps all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

  (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as in necessary to ensure that the au-dited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

  (c) Registrant hereby undertakes to deliver any Statement of Additional In-formation and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

  (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this registration statement, it has complied with the con-ditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant has (1) included appropriate disclo-sure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (b) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) instructed sales representa-tives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by
Section 403(b)(11) and (b) the investment alternatives available under the em-ployer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

    (e) John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective
Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.

                              JOHN HANCOCK LIFE
                              INSURANCE COMPANY

(SEAL)

                                   By /s/ David F. D'Alessandro
                                      ------------------------------
                                     DAVID F. D'ALESSANDRO
                                     President and Chief Executive
                                             Officer



Attest:  /s/ Ronald J. Bocage
         ----------------------
         Ronald J. Bocage
           Vice President and
                 Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.


  SIGNATURE                 TITLE                            DATE
  ---------                 -----                            ----



                            Executive Vice President
                            and Chief Financial Officer
                            (Principal Financial Officer
/s/ THOMAS E. MOLONEY       and Acting Principal Accounting
-----------------           Officer)
Thomas E. Moloney                                            November 1, 2000


                            President and Chief
                            Executive Officer
/s/ DAVID F. D'ALESSANDRO   (Principal Executive Officer)
--------------------------
David F. D'Alessandro
for himself and as
Attorney-in-Fact                                             November 1, 2000





FOR: Foster L. Aborn           Director



     Stephen L. Brown          Chairman
     Nelson S. Gifford         Director  E. James Morton         Director
     John M. Connors           Director
     Robert J. Tarr, Jr.       Director  Robert E. Fast          Director
     I. MacAllister Booth      Director  Samuel W. Bodman        Director
     Michael C. Hawley         Director  Kathleen F. Feldstein   Director
                                         Richard F. Syron        Director
                                         Wayne A. Budd           Director
                                         Edward H. Linde         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.


                          On behalf of the Registrant

                    By John Hancock Life Insurance Company
                                  (Depositor)



(SEAL)



                                    By /s/ DAVID F. D'ALESSANDRO
                                       ------------------------------
                                      David F. D'Alessandro
                                      President and Chief Executive
                                              Officer


Attest:    /s/ Ronald J. Bocage
           ----------------------
           Ronald J. Bocage
            Vice President and Counsel

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

 EXHIBITS
 --------
 10.(a)   Representation of Counsel Pursuant to Rule 485(b).
 10.(b)   Consent of Independent Auditors.